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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Ashford Hospitality Prime, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 12, 2015

To the stockholders of ASHFORD HOSPITALITY PRIME, INC.:

        The annual meeting of stockholders of Ashford Hospitality Prime, Inc., a Maryland corporation, will be held at the Dallas Marriott Suites Medical/Market Center, 2493 North Stemmons Freeway, Dallas, Texas 75207 on May 12, 2015 beginning at 9:30 a.m., Central time, for the following purposes:

            (i)  to elect the seven directors named in this proxy statement to hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

           (ii)  to ratify the appointment of Ernst & Young LLP, a national public accounting firm, as our independent auditors for the fiscal year ending December 31, 2015;

          (iii)  to approve an amendment and restatement of the Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan, which will, among other things, increase the number of shares of common stock reserved for issuance under the plan from 850,000 shares to 2,050,000 shares;

          (iv)  to approve an amendment to Ashford Hospitality Prime, Inc.'s Articles of Amendment and Restatement (the "Charter") to remove Article VII, Section 6 thereof, which will permit both the directors and the stockholders to fill a vacancy on our board of directors;

           (v)  to approve an amendment to Ashford Hospitality Prime, Inc.'s Amended and Restated Bylaws (the "Bylaws") to require that only stockholders that have owned at least 1% of our outstanding common stock continuously for at least one year may nominate director candidates and propose other business to be considered by our stockholders at an annual meeting of stockholders; and

          (vi)  to transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

        Stockholders of record at the close of business on March 10, 2015 will be entitled to notice of and to vote at the annual meeting of stockholders. It is important that your shares be represented at the annual meeting of stockholders regardless of the size of your holdings. Whether or not you plan to attend the annual meeting of stockholders in person, please vote your shares by signing, dating and returning the enclosed proxy card as promptly as possible. A postage-paid envelope is enclosed if you wish to vote your shares by mail. Voting promptly saves us the expense of a second mailing.

By order of the board of directors, /s/ DAVID A. BROOKS David A. Brooks Secretary

14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
April 17, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2015.

        The company's Proxy Statement for the 2015 Annual Meeting of Stockholders, the Annual Report to Stockholders for the fiscal year ended December 31, 2014 and the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available at www.ahpreit.com under the "Investor" link, at the "Annual Meeting Material" tab.

ASHFORD HOSPITALITY PRIME, INC.
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 12, 2015

        This proxy statement, together with the enclosed proxy, is solicited by and on behalf of the board of directors of Ashford Hospitality Prime, Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held at the Dallas Marriott Suites Medical/Market Center, 2493 North Stemmons Freeway, Dallas, Texas 75207 beginning at 9:30 a.m., Central time, on May 12, 2015. The board of directors is requesting that you allow your shares to be represented and voted at the annual meeting of stockholders by the proxies named on the enclosed proxy card. This proxy statement and accompanying proxy will first be mailed to stockholders on or about April 17, 2015.

        "We," "our," "us," "Ashford Prime," and the "company" each refers to Ashford Hospitality Prime, Inc. "Ashford Trust" refers to Ashford Hospitality Trust, Inc., from which we spun off in November 2013. "Ashford LLC" refers to Ashford Hospitality Advisors, LLC, our external advisor, which is a wholly-owned subsidiary of Ashford Inc. and an affiliate of Ashford Trust. "Remington" refers to Remington Lodging & Hospitality, LLC, a property management company owned by Mr. Monty J. Bennett, our chief executive officer and chairman, and his father, Mr. Archie Bennett, Jr., chairman emeritus of Ashford Trust. Mr. Monty J. Bennett serves as the chief executive officer of Remington.

        At the annual meeting of stockholders, action will be taken to:

  (i)
  elect the seven directors named in this proxy statement to hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

  (ii)
  ratify the appointment of Ernst & Young LLP, a national public accounting firm, as our independent auditors for the fiscal year ending December 31, 2015;

  (iii)
  approve an amendment and restatement of the Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan, which will, among other things, increase the number of shares of common stock reserved for issuance under the plan from 850,000 shares to 2,050,000 shares;

  (iv)
  approve an amendment to the Charter to remove Article VII, Section 6 thereof, which will permit both the directors and the stockholders to fill a vacancy on our board of directors;

  (v)
  approve an amendment to the Bylaws to require that only stockholders that have owned at least 1% of the outstanding common stock of the company continuously for at least one year may nominate director candidates and propose other business to be considered by the company's stockholders at an annual meeting of stockholders; and

  (vi)
  transact any other business, including any stockholder proposal, that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

        The enclosed proxy is solicited by and on behalf of our board of directors. In addition to the solicitation of proxies by use of the mail, we expect that six officers and other employees of our advisor may solicit the return of proxies by personal interview, telephone, e-mail or facsimile. We will not pay additional compensation to our officers or the employees of our advisor for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts. We also intend to request persons holding shares of our common stock in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will bear the expense of soliciting proxies for the annual meeting of stockholders, including the cost of mailing.

        We have retained MacKenzie Partners, Inc. ("MacKenzie") to aid in the solicitation of proxies and to verify records relating to the solicitation. MacKenzie expects that approximately 12 of its employees will assist in the solicitation. MacKenzie will receive a base fee of $20,000, plus out-of-pocket expenses.

Voting Securities

        Our only outstanding voting equity securities are shares of our common stock. Each share of common stock entitles the holder to one vote. As of March 10, 2015 there were 24,023,099 shares of common stock outstanding and entitled to vote. Only stockholders of record at the close of business on March 10, 2015 are entitled to vote at the annual meeting of stockholders or any adjournment of the annual meeting.

Voting

        If you hold your common stock in your own name as a holder of record, you may instruct the proxies to vote your common stock by signing, dating and mailing the proxy card in the postage-paid envelope provided. You may also vote your common stock in person at the annual meeting of stockholders. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.

        If your common stock is held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your common stock voted at the annual meeting of stockholders.

        Stockholders may not cumulate votes in the election of directors.

Counting of Votes

        The presence in person or by proxy of the majority of the votes entitled to be cast at the annual meeting of stockholders will constitute a quorum. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the annual meeting of stockholders in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting of stockholders may be adjourned by the vote of a majority of the shares represented at the annual meeting until a quorum has been obtained.

        The affirmative vote of a plurality of all of the votes cast at the annual meeting will be required to elect each nominee to our board of directors (Proposal 1). If a nominee who is currently serving on the board does not receive a majority of the votes cast, our Corporate Governance Guidelines require that such nominee must promptly tender his or her resignation as a director for consideration by the nominating/corporate governance committee of the board for a recommendation to the full board regarding the tendered resignation. The nominating/corporate governance committee and the full board may consider any factors they deem relevant in deciding whether to accept, reject or take other action with respect to any such tendered resignation, and the board will publicly disclose its decision with respect to the tendered resignation. The affirmative vote of a majority of all of the votes cast at the annual meeting will be required to ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2015 (Proposal 2). The affirmative vote of a majority of all of the votes cast at the annual meeting will be required to approve the amendment and restatement of the 2013 Equity Incentive Plan (Proposal 3). The affirmative vote of the holders of a majority of all of the votes entitled to be cast on the matter will be required to approve the amendment to the Charter to remove Article VII, Section 6 thereof, which will permit both the directors and the stockholders to fill a vacancy on our board of directors (Proposal 4). The affirmative vote of a majority of all of the votes cast at the annual meeting will be required to approve the amendment to the Bylaws to require that only stockholders that have owned at least 1% of the outstanding common stock of the company continuously for at least one year may nominate director candidates and propose other business to be considered by the company's stockholders at an annual meeting of stockholders (Proposal 5). For any other matter, unless otherwise required by Maryland or other applicable law, the affirmative vote of a majority of all of the votes cast at the annual meeting is required to approve the matter. The proxies intend to exercise their discretionary authority to vote on any stockholder proposals submitted at the 2015 annual meeting and not included in this proxy statement.

        The election of directors, the approval of the amendment and restatement of the 2013 Equity Incentive Plan, the approval of the amendment to the Charter and the approval of the amendment to the Bylaws are non-routine items under the rules of the New York Stock Exchange (the "NYSE") and may not be voted by brokers, banks or other nominees who have not received specific voting instructions from the beneficial owner of the shares. If you are the beneficial owner of shares held in the name of a broker, trustee or other nominee and do not provide that broker, trustee or other nominee with voting instructions, your shares may constitute "broker non-votes." Abstentions, broker non-votes and withheld votes are included in determining whether a quorum is present, but will not be included in vote totals and will not affect the outcome of the votes for Proposals 1, 2 and 5. However, abstentions and withheld votes on Proposal 3, the amendment and restatement of the 2013 Equity Incentive Plan, have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of Proposal 3. Abstentions, broker non-votes and withheld votes on Proposal 5, the amendment to our Charter, will have the same effect as a vote against the proposal. It is therefore important that you provide instructions to your broker so that your shares will be counted in the election of directors and in any stockholder proposal properly presented at the meeting. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted consistent with our board of directors' recommendations. Proposal 2, the ratification of the appointment of Ernst & Young LLP as our independent auditors is a routine item, and as such, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

Right To Revoke Proxy

        If you hold shares of common stock in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:

  •
  notify our secretary in writing before your shares of common stock have been voted at the annual meeting of stockholders;

  •
  sign, date and mail a new proxy card to Broadridge; or

  •
  attend the annual meeting of stockholders and vote your shares of common stock in person.

        You must meet the same deadline when revoking your proxy as when voting your proxy. See the "Voting" section of this proxy statement for more information.

        If shares of common stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.

Multiple Stockholders Sharing the Same Address

        The Securities and Exchange Commission ("SEC") rules allow for the delivery of a single copy of an annual report and proxy statement to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request separate copies of our annual report and proxy statement to a stockholder at a shared address to which a single copy was delivered. Requests for additional copies of the proxy materials, and requests that in the future separate proxy materials be sent to stockholders who share an address, should be directed to Ashford Hospitality Prime, Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas, 75254 or by calling (972) 490-9600. In addition, stockholders who share a single address but receive multiple copies of the proxy materials may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the previous sentence. Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee.

        If you hold shares of common stock in your own name as a holder of record, householding will not apply to your shares.

        If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Ashford Hospitality Prime, Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas, 75254 or call (972) 490-9600. You can also obtain copies from our web site at www.ahpreit.com.

 PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

        One of the purposes of the annual meeting of stockholders is to elect directors to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Our nominating/corporate governance committee has recommended, and our board of directors has nominated, for re-election all seven persons currently serving as directors. If elected, each of the persons nominated as director will serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. So long as Ashford LLC is our external advisor, our governing documents require us to include two persons designated by Ashford LLC as candidates for election as director at any stockholder meeting at which directors are to be elected. Such nominees may be executive officers of Ashford Trust. Messrs. Monty J. Bennett and Douglas A. Kessler have been designated as candidates for election as directors by Ashford LLC.

        Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other companies, and other biographical data for each of the seven nominees for director, as well as the month and year each nominee first began his service on our board of directors. For a discussion of beneficial ownership, see the "Security Ownership of Management and Certain Beneficial Owners" section of this proxy statement. If any nominee becomes unable to stand for election as a director, an event that our board of directors does not presently expect, our board of directors reserves the right to nominate substitute nominees prior to the meeting. In such a case, the company will file an amended proxy statement that will identify the substitute nominees, disclose whether such nominees have consented to being named in such revised proxy statement and to serve, if elected, and include such other disclosure relating to such nominees as may be required under by the Securities Exchange Act of 1934, as amended.

The board of directors unanimously recommends a vote FOR all nominees.

NOMINEES FOR ELECTION AS DIRECTORS

Monty J. Bennett Age 49	Mr. Bennett has served as our Chief Executive Officer and Chairman of our board of directors since April 2013. He has served as the Chief Executive Officer and Chairman of the board of directors of Ashford Inc. since November 2014 and Ashford LLC since April 2013. At Ashford Trust, Mr. Bennett has served as the Chief Executive Officer and as a member of the board of directors since May 2003 and as Chairman since January 2013. Mr. Bennett also serves on the investment committee and is the Chairman of Ashford Investment Management, LLC, an investment fund platform and an indirect subsidiary of Ashford Inc. Mr. Bennett is a member of the American Hotel & Lodging Association's Industry Real Estate Finance Advisory Council (IREFAC), the Urban Land Institute's Hotel Council, and is on the Advisory Editorial board for GlobalHotelNetwork.com. He is also a member of the CEO Fiscal Leadership Council for Fix the Debt, a non-partisan group dedicated to reducing the nation's federal debt level and on the advisory board of Texans for Education Reform. Formerly, Mr. Bennett was a member of Marriott's Owner Advisory Council and Hilton's Embassy Suites Franchise Advisory Council. Mr. Bennett is a frequent speaker and panelist for various hotel development and investment conferences including the NYU conference and the ALIS conference. Mr. Bennett received the Top-Performing CEO Award from HVS for 2011. This award is presented each year to the CEO in the hospitality industry who offers the best value to stockholders based on HVS's pay-for-performance model. The model compares financial results relative to CEO compensation, as well as a stock appreciation, company growth and increases in EBITDA. Mr. Bennett holds a Master's degree in Business Administration from Cornell's S.C. Johnson Graduate School of Management and received a Bachelor of Science degree with distinction from the School of Hotel Administration also at Cornell. He is a life member of the Cornell Hotel Society.

Mr. Bennett's extensive industry experience as well as the strong and consistent leadership qualities he has displayed in his role as the chief executive officer and a director of Ashford Trust since its inception are vital skills that make him uniquely qualified to serve as the Chairman of our board of directors.
Douglas A. Kessler Age 54
Mr. Kessler has served as our President and as a member of our board of directors since April 2013. Mr. Kessler has also served as the President of Ashford Inc. since November 2014, Ashford LLC since November 2013 and Ashford Trust since January 2009. He served on the board of directors of Ashford Trust from January 2013 until the completion of the spin-off on November 19, 2013. Prior to being appointed President, Mr. Kessler served as Ashford Trust's Chief Operating Officer and Head of Acquisitions beginning in May 2003. Mr. Kessler has spearheaded numerous key initiatives while at Ashford Trust and has been responsible for several billion dollars of capital transactions along with the growth of Ashford Trust's asset base to in excess of $4 billion. From July 2002 until August 2003, Mr. Kessler also served as the managing director/chief investment officer of Remington Hotel Corporation.

Prior to joining Remington Hotel Corporation in 2002, from 1993 to 2002, Mr. Kessler was employed at Goldman Sachs' Whitehall Real Estate Funds, where he assisted in the management of more than $11 billion of real estate (including $6 billion of hospitality investments) involving over 20 operating partner platforms worldwide. During his nine years at Whitehall, Mr. Kessler served on the boards or executive committees of several lodging companies, including Westin Hotels and Resorts and Strategic Hotel Capital. Mr. Kessler has diverse real estate experience totaling nearly 30 years and is a member of Urban Land Institute's Hotel Council and is a frequent speaker and panelist at lodging industry conferences including International Hotel Investment Forum, Americas Lodging Investment Summit and the NYU Lodging Conference. Mr. Kessler has a Master's degree in Business Administration and a Bachelor of Arts degree from Stanford University.

Mr. Kessler has 30 years' experience in real estate acquisition, development, sales, finance, asset management, operating companies and fund raising, and he has been involved with the sale, acquisition or financing of several billion dollars of real estate. Mr. Kessler's service with Ashford Trust since its initial public offering, first as chief operating officer and currently as president, together with his prior experience in the real estate industry, allows him to bring a valuable perspective to our board of directors that he is uniquely positioned to provide.
Stefani D. Carter Age 37
Ms. Carter has served as a member of our board of directors since November 2013. Ms. Carter has been a practicing attorney since 2005, specializing in civil litigation, contractual disputes and providing general counsel and advice to small businesses and individuals. Ms. Carter has served as a principal at the law firm of Stefani Carter & Associates, LLC since 2011. In addition, Ms. Carter served as an elected representative of Texas House District 102 in the Texas House of Representatives (the "Texas House") between 2011 and 2015 and served as a member on several Texas House committees, including the Committee on Appropriations, the Energy Resources Committee, and the Select Committee on Criminal Procedure Reform. Ms. Carter also served as a member and Vice-Chair of the Texas House Committee on Criminal Jurisprudence. From 2008 to 2011, Ms. Carter was employed as an associate attorney at the law firm of Sayles Werbner and from 2007 to 2008 was a prosecutor in the Collin County District Attorney's Office. Prior to joining the Collin County District Attorney's Office, Ms. Carter was an associate attorney at Vinson & Elkins from 2005 to 2007. Ms. Carter has a Juris Doctor from Harvard Law School, a Master's in Public Policy from Harvard University's John F. Kennedy School of Government and a Bachelor of Arts in Government and a Bachelor of Journalism in News/Public Affairs from The University of Texas at Austin.

Ms. Carter brings her extensive legal experience in advising and counseling clients in civil litigation and contractual disputes, as well as her many experiences as an elected official, to our board of directors.

Curtis B. McWilliams Age 59	Mr. McWilliams has served as a member of our board of directors since November 2013. Mr. McWilliams retired from his position as President and Chief Executive Officer of CNL Real Estate Advisors, Inc. in 2010 after serving in such role since 2007. CNL Real Estate Advisors, Inc. provides advisory services relating to commercial real estate acquisitions and asset management and structures strategic relationships with U.S. and international real estate owners and operators for investments in commercial properties across a wide variety of sectors. From 1997 to 2007, Mr. McWilliams also served as the President and Chief Executive Officer, as well as serving as a director from 2005 to 2007, of Trustreet Properties, Inc., which under his leadership became the then-largest publicly-traded restaurant real estate investment trust ("REIT") with over $3.0 billion in assets. Mr. McWilliams has approximately 13 years of experience with REITs and, during his career at CNL Real Estate Advisors, Inc., helped launch and then served as the President of two REIT joint ventures between CNL and Macquarie Capital and the external advisor for both such REITs. Mr. McWilliams previously served on the board of directors and as the audit committee chairman of CNL Bank, a state bank in the State of Florida, from 1999 to 2004. Mr. McWilliams also has approximately 13 years of investment banking experience at Merrill Lynch & Co., where he started as an associate and later served for several years as a Managing Director. Mr. McWilliams has a Master's in Business with a Concentration in Finance from the University of Chicago Graduate School of Business and a Bachelor of Science in Engineering in Chemical Engineering from Princeton University.

Mr. McWilliams brings his business and management experience gained while serving as president and chief executive officer of two different companies, including one NYSE-listed REIT, as well as his investment banking experience and his experience as a public company director and audit committee chairman, to our board of directors.

W. Michael Murphy Age 69	Mr. Murphy has served as a member of our board of directors since November 2013. Mr. Murphy served on the board of directors of Ashford Trust from August 2003 until the completion of the spin-off on November 19, 2013. Mr. Murphy is the Head of Lodging and Leisure Capital Markets of the First Fidelity Mortgage Corporation, a position he has held since 2002. He also serves as a director of American Hotel Investment Properties REIT LP, which is listed on the Toronto Stock Exchange. From 1998 to 2002 Mr. Murphy served as the Senior Vice President and Chief Development Officer of ResortQuest International, Inc., a public, NYSE-listed company. Prior to joining ResortQuest, from 1995 to 1997, he was President of Footprints International, a company involved in the planning and development of environmentally friendly hotel properties. From 1994 to 1996, Mr. Murphy was a Senior Managing Director of Geller & Co., a Chicago-based hotel advisory and asset management firm. Prior to that, Mr. Murphy was a partner in the investment firm of Metric Partners where he was responsible for all hospitality related real estate matters including acquisitions, sales and the company's investment banking platform. Mr. Murphy served in various development roles at Holiday Inns, Inc. from 1973 to 1980. Mr. Murphy has been Co-Chairman of the Industry Real Estate Finance Advisory Council (IREFAC) four times and currently serves on the board of the Atlanta Hospitality Alliance. Mr. Murphy is a member of the Hotel Development Council of the Urban Land Institute.

Mr. Murphy brings over 40 years of hospitality experience to our board of directors. During his career at Holiday Inns, Inc. and Metric Partners, Mr. Murphy negotiated the acquisition of over fifty hotels, joint ventures and hotel management contracts. At Geller & Co. he served as asset manager for institutional owners of hotels, and at ResortQuest he led the acquisition of the company's portfolio of rental management operations. Mr. Murphy has extensive contacts in the hospitality industry and in the commercial real estate lending community that will be beneficial in his service on our board of directors.

Matthew D. Rinaldi Age 39	Mr. Rinaldi has served as a member of our board of directors since November 2013. Mr. Rinaldi is a licensed attorney whose practice has focused on representing businesses in a broad range of complex commercial litigation and appellate matters, including securities class action lawsuits, director and officer liability, real estate, antitrust, insurance and intellectual property litigation. Mr. Rinaldi is Senior Counsel with the law firm of Dykema, a position he has held since July 2014. Mr. Rinaldi also serves as an elected representative of Texas House District 115 in the Texas House. Previously, Mr. Rinaldi practiced law as a solo practitioner from November 2013 to July 2014 and served as counsel with the law firm of Miller, Egan, Molter & Nelson, LLP from 2009 to November 2013. Prior to joining Miller, Egan, Molter & Nelson, LLP, Mr. Rinaldi was an associate attorney at the law firm of K&L Gates LLP from 2006 to 2009 and an associate attorney at the law firm of Gibson, Dunn and Crutcher, LLP from 2001 to 2006, where he defended corporate officers and accounting firms in securities class action lawsuits and assisted with SEC compliance issues. Mr. Rinaldi has extensive experience in federal, state and appellate courts and has represented and counseled a broad spectrum of clients, including Fortune 500 companies, "Big Four" accounting firms and insurance companies, as well as small businesses and individuals. Mr. Rinaldi has a Juris Doctor, cum laude, from Boston University and a Bachelor of Business Administration in Economics, cum laude, from James Madison University.

Mr. Rinaldi brings his extensive legal experience advising and counseling corporate officers of public companies and independent auditors in matters involving SEC compliance, director and officer liability and suits brought by stockholders and bondholders, as well as his experience in real estate, employment, insurance and intellectual property-related legal matters, to our board of directors.

Andrew L. Strong Age 48	Mr. Strong has served as a member of our board of directors since November 2013. Mr. Strong is a partner at the law firm of Pillsbury Winthrop Shaw Pittman, LLP, a position he has held since March 23, 2015. From 2011 to 2014, Mr. Strong served as the founding President and Chief Executive Officer of Kalon Biotherapeutics, LLC, a biotechnology company owned by the State of Texas through the Texas A&M University System and the Texas Emerging Technology Fund, which primarily manufactures vaccines and biologics for cancer therapies and infectious diseases. From 2009 to 2011, Mr. Strong served as the General Counsel and System Compliance Officer for the Texas A&M University System where he served as the chief legal counsel to the Texas A&M University System and the Board of Regents and was responsible for all legal matters including business and real estate transactions, treasury and bond issuances, litigation and governance. From 2005 to 2009, Mr. Strong served as a partner and section head for the Environmental, Land Use and Natural Resources section for the Houston office of the law firm of Pillsbury Winthrop Shaw Pittman, LLP, where he was involved in shareholder litigation, real estate transactions, business mergers and acquisitions, and regulatory compliance. From 1994 to 2005, Mr. Strong served as a founding partner, including serving as managing partner from 1999 to 2005, at the law firm of Campbell George & Strong, LLP, which specialized in real estate, natural resource and environmental law. Mr. Strong has a Juris Doctor from South Texas College of Law and a Bachelor of Science in Civil Engineering from Texas A&M University.

Mr. Strong brings his extensive business and management experience as the former President and Chief Executive Officer of Kalon Biotherapeutics, LLC, including his experience raising seed funding and follow-on capital for the company, in addition to his extensive legal experience as General Counsel and System Compliance Officer for the Texas A&M University System and as a partner at two law firms, to our board of directors.

BOARD OF DIRECTORS AND COMMITTEE MEMBERSHIP

        We operate under the direction of our board of directors. The board manages our business and affairs. Members of our board of directors are kept informed of our business through discussions with the chairman of the board of directors, chief executive officer, lead independent director and other officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees.

        The board of directors has retained Ashford LLC to manage our operations and our portfolio of hotel assets, subject to the board of directors' supervision. Because of the conflicts of interest created by the relationships among us, Ashford Trust, Ashford LLC, and Remington and each of their affiliates, many of the responsibilities of the board of directors have been delegated to our independent directors, as discussed below and under "Certain Relationships and Related Party Transactions—Conflicts of Interest."

        In 2014, our board of directors held eight regular meetings and three executive sessions of our non-management directors. Our board of directors must hold at least two regularly scheduled meetings per year of the non-management directors without management present. All directors standing for re-election attended, in person or by telephone, at least 75 percent of all meetings of our board of directors and committees on which such director served, held during the period for which such person was a director.

Board Member Independence

        Our board determines the independence of our directors in accordance with Section 303A.02 of the NYSE Listed Company Manual, which requires an affirmative determination by our board of directors that the director has no material relationship with us that would impair his or her independence. In making this determination, our board of directors reviewed both the NYSE Listed Company Manual independence requirements as well as our own Corporate Governance Guidelines, the full text of which can be found in the Investors section of our website at www.ahpreit.com by clicking "INVESTOR" and then "GOVERNANCE DOCUMENTS." Our Corporate Governance Guidelines provide that any director who receives more than $120,000 per year in compensation from the company, exclusive of director and committee fees, will not be considered independent. Our board of directors has affirmatively determined that, with the exception of Mr. Monty J. Bennett, our chairman and chief executive officer, and Mr. Douglas A. Kessler, our president, each nominee for director is independent of Ashford Prime and its management under the standards set forth in our Corporate Governance Guidelines and the NYSE Listed Company Manual, and our board of directors is comprised of a majority of independent directors, as required by Section 303A.01 of the NYSE Listed Company Manual. Any reference to an independent director herein means such director satisfies both the standards set forth in the Corporate Governance Guidelines and the NYSE independence tests.

        In making the independence determinations with respect to our current directors, our board of directors examined all relationships between each of our directors or their affiliates and Ashford Prime or its affiliates. Our board of directors determined that none of these transactions impaired the independence of the directors involved.

Board Leadership Structure

        Our board of directors has the flexibility to determine the appropriate leadership structure for our company. In making decisions related to our leadership structure, specifically when determining whether to have a joint chief executive officer and chairman or to separate these offices, the board considers many factors, including the specific needs of the company in light of its current strategic initiatives and the best interest of stockholders. Upon the completion of our spin-off from Ashford

Trust in November 2013, our board of directors determined that Mr. Monty J. Bennett was the best candidate to fill the role of chairman of the board as well as to serve as our chief executive officer. In making this determination, the board took into consideration the company's strategic initiatives, Mr. Monty J. Bennett's expertise in the hospitality industry, which he has developed over the last 20 years, and his superior performance, as evidenced by the total stockholder return during Mr. Monty J. Bennett's tenure as chief executive officer of Ashford Trust. Our board continues to believe that combining the roles of chairman and chief executive officer at this time is in the best interest of our stockholders and that our current leadership structure provides a very well-functioning and effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.

        The combined role of chairman and chief executive officer is both counterbalanced and enhanced by an independent director serving as the lead director. Under our corporate governance guidelines, in 2014 our board of directors re-appointed Mr. Curtis B. McWilliams to serve as the lead independent director for a one-year term. The lead director has the following duties and responsibilities:

  •
  preside at all meetings of the board at which the chairman is not present and all executive sessions of the independent or non-employee directors;

  •
  advise the chairman and chief executive officer of decisions reached and suggestions made at meetings of independent directors or non-management directors;

  •
  serve as liaison between the chairman and the independent directors; approve information sent to the board; approve meeting agendas for the board;

  •
  approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;

  •
  authorize the retention of outside advisors and consultants who report directly to the board of directors;

  •
  authorize the calling of meetings of the independent directors; and

  •
  if requested by major stockholders, be available for consultation and direct communication.

        In addition, pursuant to our Charter and our Corporate Governance Guidelines, the board must maintain a majority of independent directors at all times, and if the chairman of the board is not an independent director, at least two-thirds of the directors must be independent. Our board must also comply with each of the conflict of interest policies discussed in "Certain Relationships and Related Party Transactions—Conflict of Interest Policy." Our Charter provisions, governance policies and conflicts of interest policies are designed to provide a strong and independent board that provides balance to the chief executive officer and chairman positions and ensure independent director input and control over matters involving potential conflicts of interest.

Board Committees and Meetings

        Our board of directors has established an audit committee, a compensation committee and a nominating/corporate governance committee. Each of these committees is composed exclusively of independent directors. Each of the committees is governed by a written charter that has been approved by our board of directors. A copy of each charter can be found in the Investors section of our website at www.ahpreit.com by clicking "INVESTOR" and then "GOVERNANCE DOCUMENTS."

        The committee members who currently serve on each active committee and a description of the principal responsibilities of each such committee follows:

	Audit	Compensation	Nominating/ Corporate Governance
Stefani D. Carter	X		Chair
Curtis B. McWilliams	X
W. Michael Murphy	Chair	X
Matthew D. Rinaldi		Chair
Andrew L. Strong		X	X

        Audit Committee.    Our audit committee is, and was at all times in 2014, composed of three independent directors: Ms. Stefani D. Carter and Messrs. Curtis B. McWilliams and W. Michael Murphy. Messrs. Murphy and McWilliams each qualify as an "audit committee financial expert," as defined by the SEC. Ms. Carter is "financially literate" under the rules of the NYSE. The audit committee assists the board in overseeing (i) our accounting and financial reporting processes; (ii) the integrity and audits of our financial statements; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditors; (v) the performance of our internal and independent auditors; and (vi) our processes to manage business and financial risk. The audit committee also:

  •
  has sole authority to appoint or replace our independent auditors;

  •
  has sole authority to approve in advance all audit and non-audit engagement fees, scope of the audit and terms with our independent auditors;

  •
  monitors compliance of our employees with our standards of business conduct and conflict of interest policies; and

  •
  meets at least quarterly with our senior executive officers, internal audit staff and our independent auditors in separate executive sessions.

        In 2014, the audit committee met seven times.

        Compensation Committee.    Our compensation committee is, and was at all times in 2014, composed of three independent directors: Messrs. W. Michael Murphy, Matthew D. Rinaldi and Andrew L. Strong. The principal functions of the compensation committee are to:

  •
  evaluate the performance of our officers;

  •
  review and approve the officer compensation plans, policies and programs;

  •
  evaluate the performance of Ashford LLC;

  •
  review the compensation and fees payable to Ashford LLC under the advisory agreement;

  •
  annually review the compensation paid to non-employee directors for service on the board of directors and make recommendations to the board regarding any proposed adjustments;

  •
  prepare compensation committee reports; and

  •
  administer the 2013 Equity Incentive Plan and the Advisor Equity Incentive Plan.

        The compensation committee has the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of officer compensation, or to delegate its duties and responsibilities to one or more subcommittees as it deems appropriate. In 2014, the compensation committee retained Semler Brossy Consulting Group ("Semler Brossy") as its independent compensation consultant. Semler Brossy provided competitive market data to support the compensation committee's decisions on the value of equity to be awarded to our named executive officers. Semler Brossy has not performed any services other than executive compensation services for the company and performed its services only on behalf of, and at the direction of, the compensation committee. Our compensation committee reviewed the independence of Semler Brossy in light of SEC rules and NYSE listing standards regarding compensation consultant independence and has affirmatively concluded that Semler Brossy is independent from the company and has no conflicts of interest relating to its engagement by our compensation committee.

        In 2014, the compensation committee met five times.

        Nominating/Corporate Governance Committee.    Our nominating/corporate governance committee is, and was at all times in 2014, composed of two independent directors: Ms. Stefani D. Carter and Mr. Andrew L. Strong. Our nominating/corporate governance committee is responsible for seeking, considering and recommending to the board of directors qualified candidates for election as directors and recommending a slate of nominees for election as directors at the annual meeting of stockholders. It also periodically prepares and submits to the board for adoption the nominating/corporate governance committee's selection criteria for director nominees. Before recommending an incumbent, replacement or additional director, our nominating/corporate governance committee reviews his or her qualifications, including personal and professional integrity, capability, judgment, availability to serve, conflicts of interest, ability to act on behalf of stockholders and other relevant factors in accordance with the criteria set forth in "Corporate Governance—Director Nomination Procedures—Identifying and Evaluating Candidates for Director" below. The committee reviews and makes recommendations on matters involving general operation of the board of directors and our corporate governance, and at least annually, it recommends to the board of directors nominees for each committee of the board. In addition, our nominating/corporate governance committee annually will facilitate the assessment of the board of directors' performance as a whole and the self-assessment of the individual directors and reports thereon to the board. Our nominating/corporate governance committee has the sole authority to retain and terminate any search firm to be used to identify director candidates.

        In 2014, the nominating/corporate governance committee met two times.

Compensation Committee Interlocks and Insider Participation

        In 2014, Messrs. Murphy, Rinaldi and Strong, each of whom are independent directors, served on our compensation committee. None of these directors, or any of our executive officers, serve as a member of a board of directors or any compensation committee of any entity that has one or more executive officers serving as a member of our board.

 CORPORATE GOVERNANCE

        Our board is committed to good corporate governance practices that promote the long-term interests of our stockholders. The board regularly reviews developments in corporate governance and updates the company's policies and guidelines as it deems necessary and appropriate. Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the NYSE. We maintain a corporate governance section on our website that includes key information about our corporate governance initiatives including our Corporate Governance Guidelines, the charters for the committees of our board of directors, our Code of Business Conduct and Ethics and our Code of Ethics for our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The corporate governance section can be found on our website at www.ahpreit.com by clicking "INVESTOR" and then "GOVERNANCE DOCUMENTS."

Code of Business Conduct and Ethics

        Our Code of Business Conduct and Ethics applies to our officers and directors and to Ashford LLC's personnel when such individuals are acting for or on our behalf. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code.

        Any waiver of the Code of Business Conduct and Ethics for our officers or directors may be made only by our board or one of our board committees and will be promptly disclosed if and to the extent required by law or stock exchange regulations.

Board Oversight of Risk

        Our full board of directors has ultimate responsibility for risk oversight, but our committees help oversee risk in areas over which they have responsibility. The board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the company's business strategy. Our board of directors receives regular updates related to various risks for both our company and our industry. The audit committee receives and discusses reports regularly from members of management who are involved in the risk assessment and risk management functions and reports its analysis to the full board on a periodic basis. The compensation committee annually reviews the overall structure of our equity compensation programs to ensure that they do not encourage executives to take unnecessary or excessive risks.

Attendance at Annual Meeting of Stockholders

        Directors are expected to attend the annual meeting of stockholders in person. In 2014, Ms. Carter and Messrs. Bennett, Kessler, McWilliams, Murphy, Rinaldi and Strong attended the annual meeting in person.

Director Orientation and Continuing Education

        Our board of directors and senior management conduct a comprehensive orientation process for new directors to become familiar with our vision, strategic direction, core values including ethics, financial matters, corporate governance practices and other key policies and practices through a review of background material and meetings with senior management. Our board of directors also recognizes the importance of continuing education for directors and is committed to provide education opportunities in order to improve both our board of directors and its committees' performance. Senior management will assist in identifying and advising our directors about opportunities for continuing education, including conferences provided by independent third parties.

Director Retirement Policy

        Upon attaining the age of 70 and annually thereafter, as well as when a director's principal occupation or business association changes substantially from the position he or she held when originally invited to join the board, a director will tender a letter of proposed retirement or resignation, as applicable, from our board of directors to the chairperson of our nominating/corporate governance committee. Our nominating/corporate governance committee will review the director's continuation on our board of directors, and recommend to the board whether, in light of all the circumstances, our board should accept such proposed resignation or request that the director continue to serve.

Director Nomination Procedures

        Identifying and Evaluating Candidates for Director.    The nominating/corporate governance committee recommends qualified candidates for board membership based on the following criteria:

  •
  Integrity, experience, achievements, judgment, intelligence, competence, personal character, expertise, skills, knowledge useful to the oversight of the Company's business, ability to make independent analytical inquiries, willingness to devote adequate time to board duties, and likelihood of a sustained period of service on the board;

  •
  Business or other relevant experience; and

  •
  The extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other board members will build a board that is effective, collegial and responsive to the needs of the Company.

        In connection with the selection of nominees for director, consideration will also be given to the board's desire for an overall balance of diversity, including professional background, experience and perspective. While the committee does not have a specific policy concerning diversity, it does consider potential benefits that may be achieved through diversity in viewpoint, professional experience, education and skills. The board, taking into consideration the recommendations of the nominating/corporate governance committee, shall be responsible for selecting the director nominees and for appointing directors to the board to fill vacancies, with primary emphasis on the criteria set forth above. The board and the nominating/governance committee assess the effectiveness of the board's diversity efforts as part of the annual board evaluation process

        Stockholder Nominations and Recommendations.    Our Bylaws permit stockholders to nominate director candidates for consideration at an annual meeting of stockholders. Stockholders wishing to nominate director candidates can do so by writing to David A. Brooks, Corporate Secretary, Ashford Hospitality Prime, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, giving the information required in our Bylaws, including, among other things, the candidate's name, sufficient biographical data and qualifications. Stockholder nominations must be received between December 19, 2015 and January 18, 2016 to be considered for candidacy at the 2016 annual meeting of stockholders. If the stockholders approve Proposal 5 at the annual meeting, then beginning with the 2016 annual meeting of stockholders, a stockholder must have owned at least 1% of the outstanding common stock of the Company continuously for at least one year in order to be eligible to nominate a director candidate for consideration at an annual meeting of stockholders. You may contact the Corporate Secretary at the address above to obtain a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations.

        Stockholders may recommend director candidates for consideration by the nominating/corporate governance committee. Any such recommendation must include verification of the stockholder status of the person submitting the recommendation and the nominee's name and qualifications for board membership. Stockholder recommendations may be submitted by writing to David A. Brooks, Corporate Secretary, Ashford Hospitality Prime, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 and must be received between December 19, 2015 and January 18, 2016 to be considered for candidacy at the 2016 annual meeting of stockholders.

        The nominating/corporate governance committee expects to use a similar process to evaluate candidates recommended by stockholders as the one it uses to evaluate candidates otherwise identified by the committee.

Stockholder and Interested Party Communication with our Board of Directors

        Stockholders and other interested parties who wish to contact any of our directors either individually or as a group, including the independent directors only, may do so by writing to them to David A. Brooks, Corporate Secretary, Ashford Hospitality Prime, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254. Stockholders' and other interested parties' letters are screened by company personnel based on criteria established and maintained by our nominating/corporate governance committee, which includes filtering out improper or irrelevant topics such as solicitations.

 DIRECTOR COMPENSATION

        Each of our non-employee directors is paid an annual base retainer of $55,000. The lead independent director is paid an additional annual retainer of $25,000, the chairman of our audit committee is paid an additional annual retainer of $25,000, each member of our audit committee other than the chairman is paid an additional annual retainer of $5,000, the chairman of our compensation committee is paid an additional annual retainer of $15,000 and the chairman of our nominating/corporate governance committee is paid an additional annual retainer of $10,000. Each non-employee director is also paid of fee of $2,000 for each board or committee meeting that he or she attends, except that the chairman of each committee is paid a fee of $3,000 for each committee meeting that he or she attends. Each non-employee director is also paid a fee of $500 for each board or committee meeting that he or she attends via teleconference. Officers receive no additional compensation for serving on the board. In addition, we will reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on the board of directors.

        In addition, on the date of the first meeting of the board of directors following each annual meeting of stockholders at which a non-employee director is initially elected or re-elected to our board of directors, we currently grant each non-employee director additional stock grants of 3,200 shares of our common stock, which will be issued under our 2013 Equity Incentive Plan and is fully vested immediately.

Director Compensation for Fiscal Year Ended December 31, 2014

        The following table summarizes the compensation paid by us to our non-employee directors for their services as director since our spin-off for the fiscal year ended December 31, 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Curtis B. McWilliams	$93,000	$49,248	$142,248
Stefani D. Carter	$79,500	$49,248	$128,748
W. Michael Murphy	$86,000	$49,248	$135,248
Matthew D. Rinaldi	$72,500	$49,248	$121,748
Andrew L. Strong	$72,500	$49,248	$121,748

(1)
Based on the fair market value of the stock awards computed in accordance with FASB ASC Topic 718 on May 13, 2014, the date of the grant.

EXECUTIVE OFFICERS

        The biographies for Mr. Monty J. Bennett, our Chief Executive Officer, and Mr. Douglas A. Kessler, our President, are located in the section "—Biographical Information of Directors" above.

David A. Brooks Age 55	Mr. Brooks has served as our Chief Operating Officer, General Counsel and Secretary since April 2013. He has served in that capacity for Ashford Inc. since November 2014, for Ashford LLC since November 2013 and for Ashford Trust since January 2009. Prior to assuming the role of Chief Operating Officer of Ashford Trust, he served as Chief Legal Officer, Head of Transactions and Secretary from August 2003 to January 2009. Prior to that, he served as Executive Vice President and General Counsel for Remington Hotel Corporation and Ashford Financial Corporation, an affiliate of Ashford Trust, from January 1992 until August 2003, where he co-led the formation of numerous investment partnerships, negotiated and closed approximately $1 billion in asset acquisitions and asset managed nearly $750 million dollars in non-performing hospitality loans. Prior to joining Remington Hotel Corporation, Mr. Brooks served as a partner with the law firm of Sheinfeld, Maley & Kay.

Mr. Brooks earned his Bachelor of Business Administration in Accounting from the University of North Texas in 1981, his Juris Doctor from the University of Houston Law Center in 1984 and became licensed as a CPA in the State of Texas in 1984 (currently non-practicing status).
Deric S. Eubanks Age 39
Mr. Eubanks has served as our Chief Financial Officer since June 13, 2014. He has served in that capacity for Ashford Inc., Ashford LLC and Ashford Trust since June 2014. Previously, Mr. Eubanks had served as our Senior Vice President—Finance since 2013, a position he had also held at Ashford LLC since November 2013 and Ashford Trust since September 2011. Prior to his role as Senior Vice President—Finance at Ashford Trust, Mr. Eubanks was Vice President of Investments and was responsible for sourcing and underwriting hotel investments including direct equity investments, joint venture equity, preferred equity, mezzanine loans, first mortgages, B-notes, construction loans, and other debt securities for Ashford Trust. Mr. Eubanks has been with Ashford Trust since its initial public offering in August of 2003. Mr. Eubanks has written several articles for industry publications and is a frequent speaker at industry conferences and industry round tables. Before joining Ashford Trust, Mr. Eubanks was a Manager of Financial Analysis for ClubCorp, where he assisted in underwriting and analyzing investment opportunities in the golf and resort industries.
Mr. Eubanks earned a BBA from Southern Methodist University and is a CFA charter holder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Jeremy Welter Age 38	Mr. Welter has served as our Executive Vice President, Asset Management since April 2013. Mr. Welter has also served in that capacity for Ashford Inc. since November 2014, for Ashford LLC since November 2013, and for Ashford Trust since March 2011, where he oversees a $4 billion portfolio of 122 hotels. From August 2005 until December 2010, Mr. Welter was employed by Remington Hotels, LP in various capacities, most recently serving as chief financial officer. He is a current member of Marriott's Owner Advisory Council. From July 2000 through July 2005, Mr. Welter was an investment banker at Stephens, where he worked on mergers and acquisitions, public and private equity and debt, capital raises, company valuations, fairness opinions and recapitalizations. Before working at Stephens, Mr. Welter was part of Bank of America's Global Corporate Investment Banking group. Mr. Welter is a speaker and panelist for various lodging investment and development conferences, including the NYU Lodging Conference.
Mr. Welter earned his Bachelor of Science in Business Administration in Economics from Oklahoma State University in 1999, where he served as student body president and graduated Summa Cum Laude.
Mark L. Nunneley Age 57
Mr. Nunneley has served as our Chief Accounting Officer since April 2013. Mr. Nunneley has also served as Chief Accounting Officer of Ashford Inc. since November 2014, Ashford LLC since November 2013 and Ashford Trust since May 2003. From 1992 until 2003, Mr. Nunneley served as Chief Financial Officer of Remington Hotel Corporation. He previously served as a tax consultant at Arthur Andersen & Company and as a tax manager at Deloitte & Touche. Mr. Nunneley is a certified public accountant (CPA) in the State of Texas and is a member of the American Institute of Certified Public Accountants, Texas Society of CPAs and Dallas Chapter of CPAs.
Mr. Nunneley earned his Bachelor of Science degree in Business Administration from Pepperdine University in 1979 and his Master of Science in Accounting from the University of Houston in 1981.

 SIGNIFICANT EMPLOYEE

        The following employee is not an executive officer but does make a significant contribution to our business:

J. Robison Hays III Age 37	Mr. Hays has served as our Senior Vice President—Corporate Finance and Strategy since April 2013. Mr. Hays has also served as the Chief Strategy Officer for Ashford Inc. since November 2014, where he is a member of the board of directors, and the Senior Vice President—Corporate Finance and Strategy for Ashford Advisor since November 2013 and for Ashford Trust since 2010. Mr. Hays also serves on the investment committee and is the Chief Investment Officer of Ashford Investment Management, LLC, an investment fund platform and an indirect subsidiary of Ashford Inc. Mr. Hays joined Ashford Trust in April 2005. Mr. Hays is responsible for the formation and execution of our strategic initiatives, working closely with our Chief Executive Officer. He also oversees all financial analysis as it relates to the corporate model, including acquisitions, divestitures, refinancings, hedging, capital market transactions and major capital outlays. Prior to 2013, in addition to his other responsibilities, Mr. Hays was in charge of Ashford Trust's investor relations group. Mr. Hays has been a frequent speaker at industry and Wall Street investor conferences.

Prior to joining Ashford Trust, Mr. Hays worked in the Corporate Development office of Dresser, Inc., a Dallas-based oil field service & manufacturing company, where he focused on mergers, acquisitions, and strategic direction. Before working at Dresser, Mr. Hays was a member of the Merrill Lynch Global Power & Energy Investment Banking Group based in Texas.

EXECUTIVE COMPENSATION

        Because our advisory agreement provides that Ashford LLC is responsible for managing our affairs, as described in "Certain Relationships and Related Party Transactions—Our Relationship and the Advisory Agreement with Ashford LLC," we have no employees and our named executive officers, who are employees of Ashford LLC, do not receive cash compensation from us for serving as our officers. Accordingly, we have not entered into employment, severance or change in control agreements with our named executive officers. We similarly do not provide any employee benefit plans, including retirement plans, for our named executive officers.

        Except for certain equity grants we may make pursuant to our 2013 Equity Incentive Plan, Ashford LLC or one of its affiliates compensates each of our named executive officers and administers all employee benefit plans. We pay Ashford LLC an advisory fee, the proceeds of which are used in part to pay compensation to its personnel.

Summary Compensation Table

        Our named executive officers, who are employees of and compensated by Ashford LLC, did not receive any cash compensation from us during fiscal year 2014. The following table sets forth information regarding compensation earned by our named executive officers and paid by the Company in fiscal years 2014 and 2013:

Name and Principal Position	Year	Equity Based Awards(1)	Total
Monty J. Bennett	2014	$2,455,635	$2,455,635
Chief Executive Officer and Chairman	2013	—	—
Douglas A. Kessler	2014	$724,584	$724,584
President	2013	—	—
David A. Brooks	2014	$650,015	$650,015
Chief Operating Officer and General Counsel	2013	—	—

(1)
Represents the total grant date fair value of restricted stock and long-term incentive partnership ("LTIP") unit awards made in the fiscal year indicated (with respect to prior year performance), computed in accordance with FASB ASC Topic 718. These grants are subject to vesting in three equal installments over a three-year period.

Outstanding Equity Awards at Fiscal Year End Table

        The following table sets forth information concerning outstanding equity awards for each of our named executive officers as of December 31, 2014:

Name	Number of Equity Awards That Had Not Vested at December 31, 2014		Market Value of Equity Awards That Had Not Vested at December 31, 2014
Monty J. Bennett	159,250	(1)	$2,724,768
Douglas A. Kessler	106,364	(1)	$803,740
David A. Brooks	71,346	(1)	$721,255

(1)
These equity awards were granted on April 7, 2014 under the 2013 Equity Incentive Plan and vest in three equal installments on each anniversary of the grant date of the award. Each named executive officer had the option of receiving his respective equity awards in the form of restricted stock or LTIPs. For each named executive officer, one-third of these equity awards will vest on April 7, 2015, one-third will vest on April 7, 2016, and the remaining one-third will vest on April 7, 2017. Dividends or distributions will be paid on all unvested shares relating to these equity awards, if applicable, at the same rate as dividends payable with respect to all outstanding shares of common stock.

Equity Compensation Plan Information

          The following table sets forth certain information with respect to securities authorized and available for issuance under our equity compensation plans, without regard to the amendments to the 2013 Equity Incentive Plan described in Proposal 3.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price Of Outstanding Options, Warrants, And Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders:	354,951	N/A	2,014,728	(1)
Equity compensation plans not approved by security holders	—	—	None

Total	354,951	—	2,014,728

(1)
As of December 31, 2014, 414,728 shares of our common stock, or securities convertible into 414,728 shares of our common stock, remained available for issuance under our 2013 Equity Incentive Plan and 1,600,000 shares of our common stock, or securities convertible into 1,600,000 shares of our common stock, remained available for issuance under our Advisor Equity Incentive Plan.

 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as of March 10, 2015 regarding the ownership of our common stock by (1) each person known to us who beneficially owns, directly or indirectly, more than five percent of our outstanding common stock, (2) each of our directors and named executive officers and (3) all of our directors and executive officers as a group. In accordance with SEC rules, each listed person's beneficial ownership includes: (1) all shares the person actually owns beneficially or of record; (2) all shares over which the person has or shares voting or dispositive control (such as in the capacity of a general partner of an investment fund); and (3) all shares the person has the right to acquire within 60 days. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by such person or entity. As of March 10, 2015, we had an aggregate of 24,023,099 shares of common stock outstanding. Except as indicated in the footnotes to the table below, the address of each person listed below is the address of our principal executive office, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Ashford Hospitality Limited Partnership	4,977,853	17.18%
Monty J. Bennett	1,308,207	5.23%
David A. Brooks	367,854	1.51%
Douglas A. Kessler	301,359	1.24%
Mark L. Nunneley	177,642	*
Jeremy J. Welter	74,380	*
Deric S. Eubanks	40,206	*
W. Michael Murphy	16,360	*
Matthew D. Rinaldi	7,200	*
Stefani D. Carter	6,400	*
Curtis B. McWilliams	6,800	*
Andrew L. Strong	6,400	*
All directors and executive officers as a group (12 persons)	7,290,590	23.68%

*
Denotes less than 1.0%

(1)
Ownership includes common units issued in connection with the spin-off. Beginning one year from the issuance date, such common units issued are redeemable by the holder for cash or, at our option, shares of our common stock on a one-for-one basis. Assumes that all common units of our operating partnership held by such person or group of persons are redeemed for common stock (regardless of when such units are redeemable).

(2)
In computing the percentage ownership of a person or group, we have assumed that the common units held by that person or the persons in the group have been redeemed for shares of common stock and that those shares are outstanding but that no common units held by other persons are redeemed for shares of common stock.

        In addition to the stockholders listed above, the following stockholders owned more than 5% of our common stock as of March 10, 2015:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
FMR, LLC	3,806,691	(1)	15.09%
The Vanguard Group	3,229,200	(2)	12.79%
BlackRock, Inc.	2,342,522	(3)	9.20%
Vanguard Specialized Funds—Vanguard REIT Index Fund	1,887,436	(4)	7.48%
AllianceBernstein LP	1,746,431	(5)	6.90%

(1)
Based on information provided by FMR, LLC in an amendment to Schedule 13G filed with the SEC on February 13, 2015. Per such Schedule 13G, FMR, LLC has sole voting power over 1,719,894 of such shares and sole dispositive power over 3,806,691 of such shares. The principal business address of FMR, LLC is 245 Summer Street, Boston, Massachusetts 02210.

(2)
Based on information provided by The Vanguard Group, Inc. in a Schedule 13G filed with the SEC on February 10, 2015. Per such Schedule 13G, The Vanguard Group, Inc. has sole voting power over 34,922 of such shares, sole dispositive power of 3,198,608 of such shares and shared dispositive power of 30,592 of such shares. The principal business address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(3)
Based on information provided by BlackRock, Inc. in an amendment to Schedule 13G filed with the SEC on January 15, 2015. Per such Schedule 13G, Blackrock, Inc. has sole voting power over 2,295,089 of such shares and sole dispositive power over all such shares. The principal business address of Blackrock, Inc. is 55 East 52nd Street, New York, New York 10022.

(4)
Based on information provided by Vanguard Specialized Fund—Vanguard REIT Index Fund in an amendment to Schedule 13G filed with the SEC on February 6, 2015. Per such Schedule 13G, Vanguard Specialized Fund—Vanguard REIT Index Fund has sole voting power over all of such shares. The principal business address of Vanguard Specialized Fund—Vanguard REIT Index Fund is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(5)
Based on information provided by AllianceBernstein LP in a Schedule 13G filed with the SEC on February 10, 2015. Per such Schedule 13G, AllianceBernstein LP has sole voting power over 1,581,213 of such shares and sole dispositive power of 1,746,431 of such shares. The principal business address of Alliance Bernstein LP is 1345 Avenue of the Americas, New York, New York 10105.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        To our knowledge, based solely on review of the copies of Forms 3, 4 and 5 furnished to us and the written representations of our directors and executive officers, for the year ended December 31, 2014, all of our directors, executive officers and beneficial owners of more than ten percent of our common stock were in compliance with the Section 16(a) filing requirements, with the exception of one late filing on Form 4 each for Messrs. Bennett, Brooks, Kessler, Kimichik, Nunneley and Welter, each of which reported one transaction.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Relationship and the Advisory Agreement with Ashford LLC

        We are advised by Ashford LLC pursuant to an advisory agreement (the "Advisory Agreement"). Ashford LLC is a subsidiary of Ashford Inc., which was owned by Ashford Trust until the completion of the spin-off of Ashford Inc. in November 2014. Ashford LLC acts as our external advisor and is responsible for implementing our investment strategies and decisions and the management of our day-to-day operations, including all of our subsidiaries and joint ventures, and shall perform (or cause to be performed) all services relating to the acquisition and disposition of hotels, asset management and operations of our company as may be reasonably required, subject to the supervision and oversight of our board. Any increase in the scope of duties or services to be provided by Ashford LLC must be jointly approved by us and Ashford LLC and will be subject to additional compensation.

        We rely on Ashford LLC to provide, or obtain on our behalf, the personnel, including our management team, and services necessary for us to conduct our business, and we have no employees of our own. Ashford LLC is also required to make available sufficient experienced and appropriate personnel to perform the services and functions specified and such personnel are to devote such of their time and attention as is reasonably necessary to perform such services.

        All of our officers are also employees of Ashford Inc., Ashford LLC and Ashford Trust. Mr. Monty J. Bennett, our chairman and chief executive officer, is the chief executive officer of Ashford Inc., Ashford LLC and Ashford Trust and the chairman of the board of directors of Ashford Inc. and Ashford Trust. Mr. Douglas A. Kessler, our president and a member of our board of directors, is the president of Ashford Inc., Ashford LLC and Ashford Trust.

  Fees and Expenses Paid to Ashford LLC

  •
  Base Fee.  The total quarterly base fee is equal to 0.70% per annum of the total market capitalization of our company, subject to a minimum quarterly base fee. The "total market capitalization" for purposes of determining the base fee is calculated on a quarterly basis as (i) the average of the volume-weighted average price per share of our common stock for each trading day of the preceding quarter multiplied by the average number of shares of our common stock outstanding during such quarter, on a fully-diluted basis (assuming all common units and long term incentive partnership units in the operating partnership which have achieved economic parity with common units in the operating partnership have been redeemed for our common stock), plus (ii) the quarterly average of the aggregate principal amount of our consolidated indebtedness (including our proportionate share of debt of any entity that is not consolidated but excluding our joint venture partners' proportionate share of consolidated debt), plus (iii) the quarterly average of the liquidation value of our outstanding preferred equity. The minimum base fee each quarter is equal to the greater of (i) 90% of the base fee paid for the same quarter in the prior year and (ii) the "G&A ratio" multiplied by our total market capitalization. The "G&A ratio" is calculated as the simple average of the ratios of total general and administrative expenses, including any dead deal costs, less any non-cash expenses, paid in the applicable quarter by each member of a select peer group, divided by the total market capitalization of such peer group member. Our peer group for purposes of our advisory fees includes: Strategic Hotels and Resorts, Inc., Chesapeake Lodging Trust, DiamondRock Hospitality Co., Lasalle Hotel Properties, Pebblebrook Hotel Trust and Sunstone Hotel Investors, Inc. This peer group may be adjusted from time-to-time by mutual agreement of Ashford LLC and a majority of our independent directors, negotiating in good faith. The base fee is payable in cash on a quarterly basis.

  •
  Incentive Fee.  In each year that our total shareholder return ("TSR") exceeds the average TSR of our peer group, we have agreed to pay an incentive fee to Ashford LLC. For purposes of this calculation, our TSR will be calculated using a year-end stock price equal to the closing price of our common stock on the last trading day of the year as compared to the closing stock price of our common stock on the last trading day of the prior year, assuming all dividends on the common stock are reinvested into additional shares of common stock. The average TSR for each member of our peer group is calculated in the same manner, and the simple average for our entire peer group is the "average TSR for our peer group." If our TSR exceeds the average TSR for our peer group, Ashford LLC will be paid an incentive fee.

    The annual incentive fee is calculated as (i) 5% of the amount (expressed as a percentage but in no event greater than 25%) by which our annual TSR exceeds the average TSR for our peer group, multiplied by (ii) the fully diluted equity value of our company at December 31 of the applicable year. To determine the fully diluted equity value, we will assume that all units in our operating partnership, including LTIP units that have achieved economic parity with the common units, if any, are redeemed for our common stock and that the per share value of each share of our common stock is equal to the closing price of our stock on the last trading day of the year.

    The incentive fee, if any, subject to the FCCR Condition (defined below), is payable in arrears in three equal annual installments, with the first installment payable on January 15 following the applicable year for which the incentive fee relates and on January 15 of the next two successive years. Upon any termination of the Advisory Agreement for any reason, any unpaid incentive fee (including any incentive fee installment for the stub period ending on the termination date) will become fully earned and immediately due and payable without regard to the FCCR Condition defined below. Except in the case when the incentive fee is payable on the date of termination of the Advisory Agreement, up to 50% of the incentive fee may be paid in our common stock or in common units of our operating partnership, at our discretion, with the balance payable in cash, unless at the time for payment of the incentive fee, Ashford LLC owns common stock or common units in an amount greater than or equal to three times the base fee for the preceding four quarters, or if payment in such securities would cause Ashford LLC to be subject to the provisions of the Investment Company Act of 1940, in which case, the entire incentive fee shall be payable in cash.

    Upon the determination of the incentive fee, except in the case of any termination of the Advisory Agreement, each one-third installment of the incentive fee shall not be deemed earned by Ashford LLC or otherwise payable by us unless we have a fixed charge coverage ratio of .20x or greater as of the December 31 immediately preceding the due date for the payment (the "FCCR Condition"). For purposes of this calculation, FCCR means our fixed charge coverage ratio, which is calculated as the ratio of adjusted EBITDA for the previous four consecutive fiscal quarters to fixed charges, which includes all (i) our and our subsidiaries' interest expense; (ii) our and our subsidiaries' regularly scheduled principal payments; other than balloon or similar principal payments, which repay indebtedness in full and payments under cash flow mortgages applied to principal; and (iii) preferred dividends paid by us.

  •
  Equity Compensation.  To incentivize employees, officers, consultants, non-employee directors, affiliates and representatives of Ashford LLC to achieve our goals and business objectives, as established by our board of directors, in addition to the base fee and the incentive fee described above, our board of directors has the authority to make annual equity awards to Ashford LLC or directly to employees, officers, consultants and non-employee directors of Ashford LLC, based on our achievement of certain financial and other objectives established by our board of directors. These annual equity awards are intended to provide an incentive to Ashford LLC and its employees to promote the success of our business. The compensation committee of our board of directors has full discretion regarding the grant of any annual equity awards to be provided to Ashford LLC and its employees, and other than the overall limitation on the total number of shares that are authorized to be granted under the 2013 Equity Incentive Plan and the Advisor Equity Incentive Plan, there are no limitations on the amount of these annual equity awards.

  •
  Expense Reimbursement.  Ashford LLC is responsible for all wages, salaries, cash bonus payments and benefits related to its employees providing services to us (including any of our officers who are also officers of Ashford LLC), with the exception of any equity compensation that may be awarded by us to the employees of Ashford LLC who provide services to us, the provision of certain internal audit services and the international office expenses described below. We are responsible to pay or reimburse Ashford LLC monthly for all other costs incurred by it on our behalf or in connection with the performance of its services and duties to us, including, without limitation, tax, legal, accounting, advisory, investment banking and other third- party professional fees, director fees, debt service, taxes, insurance (including errors and omissions insurance and any other insurance required pursuant to the terms of the Advisory Agreement), underwriting, brokerage, reporting, registration, listing fees and charges, travel and entertainment expenses, conference sponsorships, transaction diligence and closing costs, dead deal costs, dividends, office space, the cost of all equity awards or compensation plans established by us, including the value of awards made by us to Ashford LLC's employees, and any other costs which are reasonably necessary for the performance by Ashford LLC of its duties and functions. In addition, we pay a pro rata share of Ashford LLCs' office overhead and administrative expenses incurred in the performance of its duties and functions under the Advisory Agreement. There is no specific limitation on the amount of such reimbursements.

    In addition to the expenses described above, we are required to reimburse Ashford LLC monthly for our pro-rata share (as reasonably agreed to between Ashford LLC and a majority of our independent directors or our audit committee, chairman of our audit committee or lead director) of (i) employment expenses of Ashford LLC's internal audit managers and other Ashford LLC employees who are actively engaged in providing internal audit services to us, (ii) the reasonable travel and other out-of-pocket expenses of Ashford LLC relating to the activities of its internal audit employees and the reasonable third-party expenses which Ashford LLC incurs in connection with its provision of internal audit services to us and (iii) all reasonable international office expenses, overhead, personnel costs, travel and other costs directly related to Ashford LLC's non-executive personnel who are located internationally or who oversee the operations of international assets or services related to Ashford LLC's personnel that source, investigate or provide diligence services in connection with possible acquisitions or investments internationally. Such expenses shall include but are not limited to, salary, wage payroll taxes and the cost of employee benefit plans.

  •
  Additional Services.  If, and to the extent that, we request Ashford LLC to render services on our behalf other than those required to be rendered by it under the Advisory Agreement, such additional services shall be compensated separately at market rates, as defined in the Advisory Agreement.

        Fees Paid in 2014.    For the period from January 1, 2014 to November 11, 2014, we incurred advisory services fees of $10.7 million to Ashford Trust related to the Advisory Agreement, which was comprised of a base advisory fee of $7.5 million, reimbursable overhead and internal audit, insurance claims advisory and asset management services of $1.4 million and equity-based compensation of $1.8 million associated with equity grants of our common stock and LTIP units awarded to the officers and employees of Ashford Trust. For the period from November 12, 2014 to December 31, 2014, after the spin-off of Ashford Inc. from Ashford Trust was completed, we incurred advisory services fees of $1.8 million to Ashford Inc., the parent of Ashford LLC, related to the Advisory Agreement, which was comprised of a base advisory fee of $1.2 million, reimbursable overhead and internal audit, insurance claims advisory and asset management services of $253,000 and equity-based compensation of $340,000 associated with equity grants of our common stock and LTIP units awarded to the officers and employees of Ashford Inc. We did not pay an incentive fee to Ashford LLC in 2014.

Our Relationship and Agreements with Remington

        Upon the completion of the spin-off, we entered into a master management agreement and a mutual exclusivity agreement with Remington. Because Mr. Monty J. Bennett, our chief executive officer and the chairman of our board of directors, is also the chief executive officer of Remington and, together with his father Mr. Archie Bennett, Jr., beneficially owns 100% of Remington, they will benefit from the fees paid to Remington under the master management agreement.

        Remington currently performs all of the project management functions related to our initial hotels, and we intend to continue to utilize Remington for such services. Remington provides these services to us pursuant to the terms set forth in the master management agreement that we entered in connection with the spin-off. Additionally, Remington may, in the future, provide us with property management, project management and certain development services, pursuant to the terms outlined in the mutual exclusivity agreement.

  Master Management Agreement

        We entered into a master management agreement with Remington, pursuant to which we have agreed to engage Remington for the property management, project management, development, construction management, interior design, purchasing and certain other work for all hotels we acquire, unless our independent directors either (i) unanimously vote not to engage Remington, or (ii) based on special circumstances or past performance, by a majority vote elect not to engage Remington because, in their reasonable business judgment, they have determined that it would be in our best interest not to engage Remington or that another manager or developer could perform the duties materially better.

        Amounts Payable under the Remington Master Management Agreement.    Remington receives a base management fee, and if the hotels meet and exceed certain thresholds, an additional incentive fee. The base management fee for each hotel will be due monthly and will be equal to the greater of:

  •
  $13,082.26 (increased annually based on consumer price index adjustments); and

  •
  3% of the gross revenues associated with that hotel for the related month.

        The incentive management fee, if any, for each hotel will be due annually in arrears within 90 days of the end of the fiscal year and will be equal to the lesser of (i) 1% of gross revenues and (ii) the amount by which the actual house profit (gross operating profit of the applicable hotel before deducting management fees or franchise fees) exceeds the target house profit as set forth in the annual operating budget approved for the applicable fiscal year.

        Fees Paid in 2014.    In 2014, we paid $1.9 million in fees related to the master management agreement.

  Mutual Exclusivity Agreement

        Pursuant to the mutual exclusivity agreement with Remington, we have a first right of refusal to purchase any lodging-related investments identified by Remington and any of its affiliates that meet our investment criteria. Ashford Trust has a similar mutual exclusivity agreement with Remington but has agreed to subordinate its right with respect to any properties that satisfy our investment criteria such that any new investment opportunities that satisfy our investment guidelines will be presented to our board of directors, who will have up to 10 business days to accept any such opportunity prior to it being made available to Ashford Trust. Our mutual exclusivity agreement with Remington also provides that Remington will provide property management, project management and development, construction management, interior design and purchasing services for all future properties that we acquire to the extent we have the right or control the right to direct such matters, unless our independent directors either (i) unanimously vote not to hire Remington or (ii) based on special circumstances or past performance, by a majority vote elect not to engage Remington because they have determined, in their reasonable business judgment, that it would be in our best interest not to engage Remington or that another manager or developer could perform the duties materially better. Mr. Monty Bennett will benefit from the payment by us of property management fees, project management fees and development fees to Remington pursuant to the master management agreement.

Our Relationship and the Investment Management Agreement with Ashford Investment Management

  Investment Management Agreement

        AHP SMA, LP, our wholly-owned subsidiary ("AHP SMA"), entered into an investment management agreement with Ashford Investment Management LLC, an indirect subsidiary of Ashford Inc. ("AIM"), pursuant to which AIM will serve as the investment manager for certain designated assets of AHP SMA and will be responsible for the investment and reinvestment of those assets in accordance with certain investment guidelines set forth therein. AHP SMA has delegated to AIM all of its powers, duties and responsibilities with regard to the investment and reinvestment of the designated assets and appointed AIM as its agent in fact with full authority to buy, sell or otherwise effect investment transactions for the designated assets. AHP SMA retains no rights to dispose or vote the securities related to the designated assets. AIM is not compensated for its services pursuant to the investment management agreement; however, AHP SMA will reimburse AIM for certain expenses related to the investment management services provided by AIM under the agreement.

        As of December 31, 2014, there were no designated assets managed by AIM.

        Relationship with Our Executive Officers and Ashford LLC.    Mr. Monty J. Bennett owns (i) 25% of AIM Holdco, LP, a Delaware limited liability company that is the sole member of AIM ("AIM Holdco"), and (ii) 25% of AIM Performance Holdco, LP, a Delaware limited partnership that owns a 99.99% limited partnership interest in the general partner of AIM ("AIM Performance Holdco"). Mr. J. Robison Hays, III owns (i) 15% of AIM Holdco and (ii) 15% of AIM Performance Holdco. Ashford LLC holds the remaining equity interests in each of AIM Holdco and AIM Performance Holdco. The collective 40% equity interest held by Messrs. Bennett and Hays in AIM Holdco results in an indirect ownership of a 40% equity interest in AIM or any affiliates that are created by Ashford LLC to serve as investment advisors to private funds. Similarly, the collective 40% equity interest held by Messrs. Bennett and Hays in AIM Performance Holdco results in an indirect ownership of a 40% equity interest in the general partner to the AIM Real Estate Hedged Equity Funds, or any affiliate that is created by Ashford LLC to serve as the general partner or in a similar capacity of such private securities funds. The equity interests held by Messrs. Bennett and Hays are economically equivalent to the equity interests held by Ashford LLC in such entities.

Conflict of Interest Policies

        Because Ashford Prime could be subject to various conflicts of interest arising from our relationship with Remington, Ashford LLC, AIM and other parties, to mitigate any potential conflicts of interest, we have adopted a number of conflict of interest policies. As described further in "Board of Directors and Committee Membership—Board Leadership Structure" above, our Bylaws require that, at all times, a majority of our board of directors be independent directors and our Corporate Governance Guidelines require that two-thirds of our board be independent directors at all times that we do not have an independent chairman.

        Our Corporate Governance Guidelines provide that all decisions related to the Advisory Agreement with Ashford LLC, the mutual exclusivity agreement or the master management agreement with Remington and certain agreements with Ashford Trust that we entered into pursuant to the spin-off be approved by a majority of the independent directors, except as specifically provided otherwise in such agreements. In addition, our directors also are subject to provisions of Maryland law that address transactions between Maryland corporations and our directors or other entities in which our directors have a material financial interest. Moreover, our Charter, consistent with Maryland law, contains a requirement that any transaction or agreement involving us, any of our wholly-owned subsidiaries or our operating partnership and a director or officer or an affiliate of any director or officer will require the approval of a majority of disinterested directors.

AUDIT COMMITTEE REPORT

        The audit committee represents and assists the board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the performance of our internal audit function and independent registered public accounting firm, and risk assessment and risk management. The audit committee manages our relationship with its independent registered public accounting firm (which reports directly to the audit committee). The audit committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the audit committee deems necessary to carry out its duties and receives appropriate funding, as determined by the audit committee, from Ashford Prime for such advice and assistance.

        Our management is primarily responsible for our internal control and financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of our consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles. The audit committee monitors Ashford Prime's financial reporting process and reports to the board on its findings.

        In this context, the audit committee hereby reports as follows:

  1.
  The audit committee has reviewed and discussed the audited financial statements with Ashford Prime's management.

  2.
  The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable standards of the Public Company Accounting Oversight Board (the "PCAOB").

  3.
  The audit committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the audit committee recommended to the board, and the board has approved, that the audited financial statements be included in Ashford Prime's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

        The undersigned members of the audit committee have submitted this Report to the board of directors.

AUDIT COMMITTEE
W. Michael Murphy, Chairman Stefani D. Carter Curtis B. McWilliams

PROPOSAL NUMBER TWO—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS

        We are asking our stockholders to ratify our audit committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Ernst & Young LLP has audited our financial statements since our spin-off from Ashford Trust in November 2013 and has audited Ashford Trust's financial statements since it commenced operations in 2003. Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, our board of directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

        Our audit committee is responsible for appointing, setting compensation, retaining and overseeing the work of our independent registered public accounting firm. Our audit committee pre-approves all audit and non-audit services provided to us by our independent registered public accounting firm. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The audit committee has delegated pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

        Services provided by Ernst & Young LLP during 2014 included the audit of our annual financial statements and the financial statements of our subsidiaries. Services also included the limited review of unaudited quarterly financial information and review and consultation regarding filings with the SEC and financial accounting and reporting matters, which are disclosed under "Audit-Related Fees", and consultation on tax accounting and reporting matters, which are disclosed under "Tax Fees." During the years ended December 31, 2014 and 2013, fees incurred related to our principal accountants, Ernst & Young LLP, consisted of the following:

	Year Ended December 31,
	2014	2013
Audit Fees	$515,150	$612,500
Audit-Related Fees	213,750	141,250
Tax Fees	98,000	—
All Other Fees	—	—

Total	$826,900	$753,750

        Our audit committee has considered all fees provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors' independence.

        Representatives of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The board of directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2015.

 PROPOSAL NUMBER THREE—AMENDMENT AND RESTATEMENT OF THE 2013 EQUITY INCENTIVE PLAN

Overview

        We are asking our stockholders to approve an amendment and restatement of the Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan, as amended and restated to date (the "Plan"). The proposed amendments to the Plan will, among other things:

  •
  increase the number of shares of common stock reserved for issuance under the Plan from 850,000 to 2,050,000. This increase of 1,200,000 shares represents approximately 5% of the company's outstanding shares of common stock as of December 31, 2014;

  •
  extend the term of the Plan to May 12, 2025;

  •
  specify a minimum vesting period of at least one year applicable to awards granted under the Plan, subject to certain exceptions;

  •
  eliminate the ability to accelerate automatic vesting upon a change of control without any other trigger, as permitted under the Plan; and

  •
  clarify the maximum number of shares of common stock that may be subject to awards granted to any eligible participant in any single calendar year and the maximum value of cash awards that may be granted to any eligible participant in any single calendar year under the Plan.

        On March 26, 2015, the board unanimously approved the amendment and restatement of the Plan, subject to approval by the stockholders at the annual meeting. In order for the amendment and restatement of the Plan to take effect, it must be approved by the company's stockholders. If this amendment and restatement is not approved by the company's stockholders, the version of the Plan as in effect immediately prior to March 26, 2015 will continue to operate according to its terms.

        The following table sets forth certain information about the Plan together with the Advisor Equity Incentive Plan, as amended to date (the "Advisor Plan"). No amendments to the Advisor Plan have been proposed or will be voted upon at the Annual Meeting.

	Plan	Advisor Plan	Total
Number of new shares being authorized	1,200,000	0	1,200,000
Number of shares available for future awards at December 31, 2014	414,728	1,600,000	2,014,728
Number of shares relating to outstanding stock options at December 31, 2014	0	N/A	0
Number of shares outstanding at December 31, 2014 relating to full-value awards	435,272	0	435,272
Maximum option term	10 Years	N/A
Minimum exercise price (relative to the market value on date of grant)	100%	N/A
Weighted average remaining term of outstanding options	N/A	N/A

        The closing price of our common stock on the NYSE on March 24, 2015 was $17.23 per share.

        The potential dilution from the 1,200,000 share increase requested to be approved by stockholders is 5% as of December 31, 2014. If the amendment and restatement of the Plan is approved, the company's total potential dilution in respect of the Plan would increase from 3.5% as of December 31, 2014 to 8.5%. Potential dilution, for this purpose, is calculated as the total number of shares available for issuance under the Plan, divided by total common shares outstanding at the time of the calculation.

The compensation committee has considered this potential dilution level in light of the incentives that equity awards granted under the Plan provide to award recipients and believes it to be reasonable.

        The company manages its long-term dilution goal by limiting the number of shares subject to equity awards that it grants annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under the company's equity incentive plans divided by total common shares outstanding. The company's annual burn rate for 2014 was 1.2%. The compensation committee believes that this burn rate is reasonable from a competitive standpoint.

        When considering the number of additional shares to add to the Plan, the compensation committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 1,200,000 shares to be added to the Plan, in combination with the remaining authorized shares and shares added back to the plan from forfeitures of awards granted under the Plan, is expected to satisfy the company's equity compensation needs for three years of similar levels of awards. The compensation committee is committed to effectively managing the number of shares reserved for issuance under the Plan while minimizing shareholder dilution.

        The board of directors believes that it is in the best interests of the company and its shareholders to provide for an equity incentive plan under which compensation awards made to the company's executive officers are eligible to qualify for deductibility by the company for federal income tax purposes. In the event that the Company were subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (such Section, "Section 162(m)", and such Code, the "Code"), the Plan is designed to permit the grant of awards that are intended to qualify as "performance-based compensation" not subject to Section 162(m)'s $1,000,000 deductibility cap. There can be no guarantee, however, that amounts payable under the Plan will be treated as qualified "performance-based compensation" under Section 162(m) or otherwise exempt from the limitations of Section 162(m). In general, under Section 162(m), in order for the company to be able to deduct compensation in excess of $1,000,000 paid in any one year to any of the company's "covered employees" (as defined in Section 162(m)), such compensation must qualify as "performance-based." One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the company's stockholders at least once every five years. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the Plan, each of these aspects is discussed below, and approval of the Plan itself will constitute approval of each of these aspects of the Plan for purposes of the approval requirements of Section 162(m).

        The complete text of the Plan, as proposed to be amended, is attached hereto as Appendix A to this proxy statement. The following discussion is qualified in all respects by reference to Appendix A.

Plan Summary

        Purpose.    The Plan is intended to promote the interests of the company and its stockholders by encouraging employees, consultants and non-employee directors of the company, our advisor and each of their respective affiliates to acquire or increase their equity interests in the company, thereby giving them an added incentive to work toward the continued growth and success of the company.

        Administration.    The Plan is be administered by the compensation committee of our board of directors. With respect to any grant or award to any individual covered by Section 162(m) of the Code which is intended to be performance-based compensation, the compensation committee will consist solely of two or more members of our board of directors, each of whom qualifies as an "outside director" as described in such Section 162(m) of the Code and a "non-employee director" within the meaning of Section 16b-3 under the Exchange Act. Subject to the provisions of the Plan, the compensation committee will interpret the Plan and all awards under the Plan, will make such rules as it deems necessary for the proper administration of the Plan, will make all other determinations necessary or advisable for the administration of the Plan and will correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award under the Plan in the manner and to the extent that the compensation committee deems desirable to effectuate the Plan. Any action taken or determination made by the compensation committee pursuant to the Plan will be final, binding and conclusive on all parties.

        Eligibility.    Under the Plan, we may grant awards to the employees, consultants and non-employee directors of our company, our advisor or their affiliates; provided that we may grant incentive stock options only to employees of the company or its affiliates. We have no employees, six executive officers, one non-executive officer and five non-employee directors, and our advisor has a total of approximately 92 full-time employees, all of whom are eligible to participate in the Plan.

        Shares Subject to the Plan.    We have previously reserved 850,000 shares of common stock for issuance under the Plan, and, subject to approval of this amendment to the Plan, we will reserve and additional 1,200,000 shares of common stock for issuance under the Plan. The maximum number of shares of common stock with respect to which ISOs may be granted under the Plan is 2,050,000. In no event may the total number of shares of common stock subject to options or stock appreciation rights (SARs) awarded to any eligible participant under the Plan during any single calendar year exceed 1,000,000. In no event may the total number of shares of common stock subject to full value awards, including performance awards or other stock-based awards, awarded to any eligible participant during any single calendar year exceed 1,000,000.

        Further, and notwithstanding any provision of the Plan or the terms of any awards, the company will not be required to, and will not, issue any awards if such issuance would cause the company to violate the Ownership Limits set forth in its Articles of Amendment and Restatement. As used in the Plan and in the company's Articles of Amendment and Restatement, the term "Ownership Limit" means (i) with respect to any class or series shares of common stock, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of common stock of the company and (ii) with respect to any class or series of shares of preferred stock or other stock, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of preferred stock or other stock of the company.

        Adjustments.    In the event the outstanding shares of common stock are changed into or exchanged for a different number or kind of shares or other securities of the company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan, the individual share limits set forth above, the number, amount and type of common stock subject to awards under the Plan, and the grant, purchase or exercise price of outstanding Awards will be ratably adjusted. In the event the number of shares to be delivered upon the exercise or payment of any award granted under the Plan is reduced for any reason whatsoever, including any optional forfeitures for the payment of taxes, or in the event any award granted the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such award will be released from such award and be available under the Plan for the grant of additional awards.

        Award Types.    The Plan authorizes (i) the purchase of common stock for cash at a purchase price to be decided by the compensation committee, but not more than the fair market value per share of such common stock purchased on the date of such purchase, and (ii) the grant of: nonqualified stock options (NQSOs); incentive stock options (ISOs); unrestricted stock; restricted stock; phantom stock; SARs; performance awards; and other stock-based awards, including LTIP units in our operating partnership. The compensation committee will establish the terms of awards to be granted under the Plan. These awards may be subject to vesting requirements as determined by the compensation committee, which may include completion of a period of service or attainment of performance objectives; provided, however, that no acceleration of vesting will occur solely as a result of a change of control. In addition, all awards will be subject to a minimum vesting period of at least one year, subject to limited exceptions with respect to 5% of the share reserve, grants to our non-employee directors, and accelerated vesting in certain scenarios described herein. In particular, certain awards may immediately vest upon termination without cause or termination by the participant with good reason, any termination in connection with a change in control, death, or disability.

        Stock Options.    The Plan provides for the grant of NQSOs and ISOs. Options may be exercised in accordance with requirements set by the compensation committee. The maximum period in which an option may be exercised will be fixed by the compensation committee but cannot exceed 10 years. Options generally will be nontransferable except in the event of the participant's death, but the compensation committee may allow the transfer of options to members of the participant's immediate family, a family trust or a family partnership. The option price for exercised options may be paid in cash, or, with the consent of the compensation committee, by surrendering (or having the company withhold) common stock or through a cashless brokerage exercise. Any unvested options will vest if we, our advisor, one of our affiliates or our advisor's affiliates terminate the participant's service without cause, or the participant terminates his or her service to us, our advisor, one of our affiliates or our advisor's affiliates for good reason. In addition, any unvested options will vest if the participant's service is terminated for any reason within one year after a change in control or due to death or disability of the participant.

        No participant may be granted ISOs that are first exercisable in a calendar year for shares of common stock having a total fair market value (determined as of the option grant), exceeding $100,000. The exercise price for each ISO cannot be less than each such option share's fair market value on the date the ISO is granted; provided that a grant of an ISO to any employee who is a ten percent (10%) stockholder will have an exercise price of not less than 110% of such incentive stock option share's fair market value on the date the incentive stock option is granted. No reload stock option (the right to receive a new option to purchase a share upon the exercise and payment of the exercise price for the original option) may be granted with respect to any ISO.

        The compensation committee will prescribe the terms of each award of an NQSO. The option price for each NQSO cannot be less than each such option share's fair market value on the date the NQSO is granted.

        Restricted Stock.    Unless the compensation committee provides otherwise, all grants of restricted stock will be subject to vesting, meaning that we will have the right to repurchase the stock for the amount paid, if any, by the participant. Unless the compensation committee provides otherwise, this repurchase right will lapse (i.e., the shares will vest) with respect to one-third of the restricted stock on the first anniversary of the date of grant and on each of the following two anniversaries of the date of grant, provided the participant remains in our service, the service of our advisor or the service of an affiliate of the company, as applicable, or as an employee, consultant or non-employee director. Our compensation committee has the authority to shorten or lengthen the typical three-year vesting period; provided however that a minimum vesting period of at least one year applies to all options, SARs and share based awards under the Plan, except with respect to 5% of the total shares subject to the Plan and certain acceleration permitted in limited circumstances. Any unvested shares will vest if we, our advisor, one of our affiliates or our advisor's affiliates terminate the participant's service without cause, or the participant terminates his or her service to us, our advisor, one of our affiliates or our advisor's affiliates for good reason. In addition, any unvested shares will vest if the participant's service is terminated for any reason within one year after a change in control or due to death or disability of the participant.

        Stock Appreciation Rights.    A SAR will be exercisable at such times and subject to such conditions as may be established by the compensation committee. The amount payable upon the exercise of a SAR may be settled in cash, by the issuance of common stock or a combination of cash and common stock. The initial or base value of a stock appreciation right cannot be less than the fair market value of the stock appreciation right on the grant date.

        Purchased Stock; Unrestricted Stock, Phantom Stock; Other Stock-Based Awards.    The compensation committee may grant from time to time, subject to the terms of the Plan, awards of unrestricted stock, phantom stock and other stock-based awards, and may authorize the sale of common stock for not more than the fair market per share of common stock at the time of purchase.

        Performance Awards.    The compensation committee may grant performance awards based on performance criteria measured over a period of not less than one year and not more than three years. The compensation committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any award subject to performance conditions, except as limited with respect to awards granted to a "covered employee" (as defined in Section 162(m)) which are intended to comply with Section 162(m). In no event will grants of cash awards intended to qualify as Section 162(m) awards in any calendar year to any eligible participant under the Plan provide for payment of more than $20,000,000.

        Performance Criteria.    One or more of the following business criteria for the company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the company (except with respect to the total stockholder return and earnings per share criteria), will be used by the compensation committee in establishing performance goals for performance awards granted to a participant:

  •
  operating income;

  •
  return on net assets;

  •
  return on assets;

  •
  return on investment;

  •
  return on equity;

  •
  return on capital;

  •
  pretax earnings;

  •
  pretax earnings before interest, depreciation, and amortization;

  •
  pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items;

  •
  total stockholder return;

  •
  earnings per share;

  •
  increase in revenues;

  •
  increase in cash flow;

  •
  increase in cash flow return;

  •
  economic value added;

  •
  gross margin;

  •
  net income;

  •
  debt reduction; or

  •
  any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special peer index.

        Prohibition on Repricing.    The compensation committee does not have the right to reprice, replace, regrant through a cancellation or otherwise modify or make a cash payment with respect to any outstanding option or SAR without first obtaining stockholder approval.

        Amendment; Duration, Termination.    Our board of directors may amend, suspend or terminate the Plan; provided, however, no amendment, suspension or termination of the Plan may, without the consent of the holder of an award, terminate such award or adversely affect such holder's rights with respect to such award in any material respect; provided further, however, that any amendment which would constitute a "material revision" of the Plan (as that term is used in the rules of the New York Stock Exchange) will be subject to stockholder approval. If not sooner terminated as described above, the Plan will terminate on May 12, 2025, and no new awards may be granted after the termination date. Awards made before the termination of the Plan will continue in accordance with their terms.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes upon the receipt or exercise of an ISO. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant's disposition of shares before both of these holding periods have been satisfied (a "disqualifying disposition"), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        In general, the difference between the option exercise price and the fair market value of the shares on the date when an ISO is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options are NQSOs and have no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising an NQSO, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of an NQSO, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of an NQSO, except to the extent such deduction is limited by applicable provisions of the Code.

        Stock Appreciation Rights.    A participant recognizes no taxable income upon the receipt of a SAR. Upon the exercise of a SAR, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR, except to the extent such deduction is limited by applicable provisions of the Code.

        Restricted Stock Awards; Unrestricted Stock Awards; Purchased Stock.    A participant acquiring restricted, unrestricted or purchased stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the "determination date" over the price paid, if any, for such shares. The "determination date" is the date on which the participant acquires the shares, unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (1) the date on which the shares become transferable or (2) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Phantom Stock; Other Stock-Based Awards.    A participant generally will recognize no income upon the receipt of phantom stock or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any shares of stock or other equity received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined above under "Restricted Stock Awards"), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

        The benefits that will be awarded or paid under the Plan are not currently determinable. Awards granted under the Plan are within the discretion of the compensation committee, and the compensation committee has not determined future awards or who might receive them.

Existing Plan Benefits

        The aggregate numbers of shares of common stock subject to outstanding awards granted to certain persons under the Plan as of March 26, 2015 are as follows:

Person/Group	Number of Option Shares	Number of Shares Subject to Restricted Stock or LTIP Units
Monty J. Bennett	0	159,250
Douglas A. Kessler	0	46,838
David A. Brooks	0	42,154
All current executive officers, as a group	0	323,523
All current directors who are not executive officers, as a group	0	0
All employees, excluding executive officers, as a group	0	40,279

        As of March 26, 2015, no awards have been granted under the Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted 5% or more of the total amount of outstanding options, warrants or rights granted under the Plan.

Additional Information

        Approval of the amendment and restatement of the Plan requires the affirmative vote of a majority of the votes cast on the proposal. Under NYSE rules, abstentions on this proposal will be treated as votes cast and will have the same effect as votes cast against the proposal. Broker non-votes will not be treated as votes cast on the proposal so they will not affect the actual vote on the proposal.

The board of directors unanimously recommends a vote FOR the approval of the amendment and restatement of the Company's 2013 Equity Incentive Plan.

PROPOSAL NUMBER FOUR—AMENDMENT TO THE CHARTER TO REMOVE ARTICLE VII,
SECTION 6 THEREOF

Overview

        We are asking our stockholders to vote to approve an amendment (the "Proposed Charter Amendment") to our Charter to remove Article VII, Section 6 thereof (the "Vacancy Filling Election") in order to allow both directors and stockholders to fill a vacancy on our board of directors. The Vacancy Filling Election currently provides that only the directors, and not the stockholders, may fill a vacancy on our board of directors. If the stockholders approve the Proposed Charter Amendment, the Vacancy Filling Election will be removed and, as a result, both the directors and the stockholders will have the right to fill board vacancies.

        We are submitting the Proposed Charter Amendment to the stockholders in connection with the board's decision to cause the company to opt out of the Maryland's Unsolicited Takeover Act (the "Act"). At our 2014 annual meeting, a majority of our stockholders supported a stockholder proposal requesting that the board take the steps necessary to cause the company to opt out of the Act and to require a majority vote of stockholders in order to opt back into the Act. The board previously had elected to cause the company to opt into only one provision of the Act, the Vacancy Filling Election, by means of a provision in the Charter, and currently has no plans to opt into its remaining provisions.

        After considering the results of the stockholder vote in 2014 and reviewing the merits of opting out of the Act, the board has determined that it is in the best interests of the company to opt out of the Act entirely and require a majority vote of the stockholders before electing to opt back in. Accordingly, the board has adopted resolutions to this effect, and the company will file Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland (the "SDAT") to reflect the board's adoption of the resolutions. In order to fully opt out of the Act, the company must also adopt, upon the approval of a majority of the votes entitled to be cast on the matter, the Proposed Charter Amendment to remove the Vacancy Filling Election from the Charter. However, the board resolution reflected in the Articles Supplementary is effective as to the other provisions of the Act, which the company will continue to have elected to opt out of, even if the stockholders do not approve the Proposed Charter Amendment.

Purpose and Effect of the Proposed Charter Amendment

        The nominating/corporate governance committee and the board have carefully considered the implications of amending the Charter to remove the Vacancy Filling Election and have determined that the Proposed Charter Amendment is advisable and in the best interests of the company and its stockholders. On February 24, 2015, the board unanimously approved the Proposed Charter Amendment, subject to approval by the stockholders at the annual meeting.

        In developing the Proposed Charter Amendment, the board considered the implications of opting out of the Act entirely, including the risk presented by losing the ability to utilize the Act's various anti-takeover protections should the company become a target for an undesired takeover by a third party with interests that do not align with the long-term interests of our stockholders. The board also considered the merits of maintaining the Vacancy Filling Election against the advantages of giving both directors and stockholders the right to fill vacancies on the board. The board ultimately determined that opting out of the Act and recommending the Proposed Charter Amendment to remove the Vacancy Filling Election was in the best interests of the company and its stockholders because doing so would provide stockholders with the ability to fill vacancies on the board, which power has previously been held only by the directors. Upon deletion of the Vacancy Filling Election, the company will have taken all steps necessary to opt out of the Act. Any election by the board in the future to opt back into any or all provisions of the Act would require the approval of the holders of a majority of all of the votes entitled to be cast on the matter.

The Proposed Charter Amendment

        Currently, the Vacancy Filling Election provides that, pursuant to the Act, "any and all vacancies on the [board] may be filled only by the affirmative vote of a majority of the remaining directors then in office, even if the remaining directors do not constitute a quorum...." The Proposed Charter Amendment would remove the Vacancy Filling Election in its entirety. In the absence of the Vacancy Filling Election, Section 2-407 of the Maryland General Corporation Law would govern, which allows both stockholders and a majority of the remaining directors to fill a vacancy on the board that is created by the removal of a director.

Additional Information

        The general description of the Proposed Charter Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Charter Amendment, which is attached as Appendix B to this proxy statement. Deletions to the Charter are indicated by strike outs.

        Approval of the Proposed Charter Amendment requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast on the matter. If approved, the Proposed Charter Amendment will become effective upon the filing of Articles of Amendment with the SDAT. If the Proposed Charter Amendment is not approved by the requisite vote, then the Articles of Amendment will not be filed with the SDAT and the company will have not opted out of the Vacancy Filling Election under the Act. Regardless of the outcome of the stockholder vote on the Proposed Charter Amendment, the company will file Articles Supplementary with the SDAT to reflect the board's resolution to opt out of the Act and to require a majority vote of the stockholders in order to opt back into any of the remaining provisions of the Act. However, such resolution will not affect the Vacancy Filling Election that is currently in our Charter if the stockholders do not approve the Proposed Charter Amendment.

The board of directors unanimously recommends a vote FOR the amendment to the company's Charter to remove Article VII, Section 6 thereof.

 PROPOSAL NUMBER FIVE—AMENDMENT TO THE AMENDED AND RESTATED BYLAWS

Overview

        We are asking our stockholders to vote to approve an amendment (the "Proposed Bylaw Amendment") to our Bylaws to require that only stockholders of record that have owned at least 1% of our outstanding shares of common stock continuously for at least one year (the "Ownership Threshold") may nominate director candidates ("Stockholder Nominations") and propose other business ("Stockholder Business" and, together with Stockholder Nominations, "Stockholder Proposals") to be considered by the company's stockholders at an annual meeting of stockholders.

        In accordance with Maryland law, the Bylaws provide that the board has the sole authority to amend the Bylaws; however, the board has determined to voluntarily submit the Proposed Bylaw Amendment for stockholder consideration. The effectiveness of the Proposed Bylaw Amendment is expressly conditioned on stockholder approval, and accordingly, the board will not adopt the Proposed Bylaw Amendment if it is not approved by the stockholders at the annual meeting.

Purpose and Effect of the Proposed Bylaw Amendment

        The nominating/corporate governance committee and the board have carefully considered the implications of amending the Bylaws to require that only stockholders meeting the Ownership Threshold may submit Stockholder Proposals for consideration at an annual meeting of stockholders and have determined that the Proposed Bylaw Amendment is advisable and in the best interests of the company and its stockholders. On February 24, 2015, the board unanimously approved the Proposed Bylaw Amendment, subject to approval by the stockholders at the annual meeting.

        The board recognizes that allowing all stockholders the ability to submit Stockholder Proposals for the consideration of the company's stockholders at annual meeting of stockholders is viewed by some as an important governance best practice. However, some Stockholder Proposals can be expensive and disruptive to the company's normal business operations. Specifically, the board is concerned that some stockholders in the past may have abused the Stockholder Proposal process by submitting Stockholder Proposals with the intent of interfering with the board's management of the business and affairs of the company. For example, a large labor union has targeted the company, Ashford Trust and Ashford Inc. with stockholder proposals, and at Ashford Trust, a solicitation of written requests for a special meeting of Ashford Trust's stockholders, in what our board and the boards of Ashford Trust and Ashford Inc. believe is an attempt by this stockholder to assert its influence in a labor dispute at one of Ashford Trust's hotels. Our board believes that the proposals submitted by this union have motivations other than the best interests of the company's stockholders in mind. Our board believes the union's true motive is to further its own personal interests, at considerable expense to the company, and to the detriment of its stockholders.

        The union has a long history of using a nominal holding in company stock in what we believe is an effort to manipulate corporate governance for its bargaining advantage in other matters and so as to have a basis to provoke governance fights with corporate boards and management. Over the past decade, this union has submitted at least 32 stockholder proposals (not counting the proposals sent to the company, Ashford Trust and Ashford Inc.) to companies in the financial, hospitality, gaming and food sectors, the very sectors in which the union attempts to organize workers. We believe that this union holds negligible shares in various public companies, not for investment purposes, but for the sole purpose of being able to make stockholder proposals, which require significant management attention and corporate resources and cause management to focus on matters other than the operation of the business. Historically, this union has acquired shares in, and submitted stockholder proposals with respect to, public companies in which it holds a negligible economic interest but in which union activity by such public companies would have a significant economic impact on the union and its members. Based on these past actions, we believe that this union views the Stockholder Proposal process as a means to further its own goals and gain leverage in labor negotiations, rather than to enhance corporate governance practices.

        The union's practice is to push for changes in corporate governance in order to increase its leverage in disputes about representation and labor negotiations. On several prior occasions, the union has tried this same tactic with Ashford Trust. The union has attempted to pass proposals twice that, if passed, would affect Ashford Trust's corporate governance. For each of these proposals, Ashford Trust has had to expend resources and efforts on correcting misstatements by the union and ensuring that its stockholders were fully informed of the ramifications of the union's proposals. For example, in May of 2009, the union attempted to separate the roles of the Ashford Trust's Chairman and Chief Executive Officer, which Ashford Trust's board had determined was in the best interests of its company to combine the roles. This proposal was voted down by Ashford Trust's stockholders. Undeterred, four years later, in May of 2013, the union again sought to separate the roles of Ashford Trust's Chairman and Chief Executive Officer positions. Ashford Trust's stockholders voted this proposal down, too. That same year, Ashford Trust requested permission from the SEC to omit two of the union's other proposals from its 2013 proxy materials. In both instances, the SEC determined that it would not recommend enforcement action if Ashford Trust omitted the proposals. It seems clear that these sorts of proposals are not submitted with a view towards protecting or maximizing return on the union's nominal investment in any of Ashford Trust, Ashford Inc. or our company, or that of other stockholders, but rather to further the union's goals in labor negotiations.

        This year alone, the union has submitted nine separate proposals to the company, Ashford Trust and Ashford Inc. This abuse, instead of advancing the collective interests of the company's stockholders, needlessly wastes company resources. Our company, Ashford Trust and Ashford Inc. have incurred substantial costs in defending against these frivolous proposals. In addition, our board, management team and other employees have spent countless hours of their valuable time dealing with these proposals that could have otherwise been spent advancing the interests of the company and all of its stockholders. For example, Ashford Trust is currently expending significant resources on protracted litigation in Maryland state court to defend against seven improper proposals the union is attempting to raise at Ashford Trust's 2015 annual meeting of stockholders. These proposals were not brought properly or timely under Ashford Trust's bylaws and many of them simply attempt to usurp the responsibilities of Ashford Trust's management team and board of directors' obligations to manage the business and affairs of the company. We believe it is clear from these proposals that the true intent of the union is to harass Ashford Trust in an effort to achieve leverage in an unrelated labor dispute. It is this sort of abuse and waste of company resources that we wish to eliminate by approval of the Proposed Bylaw Amendment.

        The board believes that a stockholder without a meaningful stake in the company should not be entitled to submit Stockholder Proposals, particularly, as we have seen historically, when those proposals are submitted to advance the interests of such stockholders, interests which may not be shared by the majority of stockholders of the company. The board strongly believes that stockholders who have a meaningful and long-term interest in the company are the stockholders that submit proposals more likely to be in the best interest of the company and its stockholders. Accordingly, those are the stockholders that should be entitled to submit Stockholder Proposals.

        In light of these considerations, the Board believes that establishing an ownership requirement of 1% and a minimum one-year continuous holding period in order for stockholders to submit a Stockholder Proposal achieves a reasonable balance between enhancing shareholder rights and adequately protecting shareholder interests. These minimum requirements will help ensure against frivolous, self-interested proposals which tend to abuse the corporate governance process.

The Proposed Bylaw Amendment

        Article I, Section 11 of the Bylaws currently sets forth the procedures and requirements that stockholders must follow in order to submit Stockholder Proposals for consideration at an annual meeting of stockholders. The Proposed Bylaw Amendment would amend Sections 11(a) and 11(c) of Article I of the Bylaws to establish that only stockholders meeting the Ownership Threshold may submit Stockholder Proposals.

Additional Information

        The general description of the Proposed Bylaw Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Bylaw Amendment, which is attached as Appendix C to this proxy statement. Additions to the Bylaws are indicated by underlining and deletions are indicated by strike outs.

        Approval of the Proposed Bylaw Amendment requires the affirmative vote of the holders of a majority of all of the votes cast at the annual meeting. If approved, the Proposed Bylaw Amendment will become effective immediately. If the Proposed Bylaw Amendment is not approved by the requisite vote, then the Bylaws will not be amended.

The board of directors unanimously recommends a vote FOR the amendment to the company's Amended and Restated Bylaws.

 STOCKHOLDER PROPOSALS AND OTHER INFORMATION FOR 2016 ANNUAL MEETING

        Stockholder proposals intended to be presented at our 2016 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than 5:00 p.m., Eastern time, on December 19, 2015. Such proposals also must comply with SEC regulations Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to the attention of Investor Relations at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.

        Any proposal that a stockholder intends to present to stockholders other than by inclusion in our proxy statement for the 2016 annual meeting of stockholders must be received by us no earlier than 5:00 p.m., Eastern time, on December 19, 2015 and no later than 5:00 p.m., Eastern time, on January 18, 2016. If the stockholders approve Proposal 5 at the annual meeting, then beginning with the 2016 annual meeting of stockholders, a stockholder must have owned at least 1% of the outstanding common stock of the Company continuously for at least one year in order to be eligible to submit a stockholder proposal. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations, copies of which are available without charge upon request to David A. Brooks, Corporate Secretary, Ashford Hospitality Prime, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.

ANNUAL REPORT

        Stockholders may request a free copy of our 2014 Annual Report, which includes our 2014 Form 10-K, by writing to David A. Brooks, Corporate Secretary, Ashford Hospitality Prime, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254. Alternatively, stockholders can access our 2014 Annual Report on our website at www.ahpreit.com. We will also furnish any exhibit to our 2014 Form 10-K if specifically requested.

 OTHER MATTERS

        We know of no other matters to be submitted to the stockholders at the annual meeting. If any other matters properly come before the stockholders at the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Appendix A

ASHFORD HOSPITALITY PRIME, INC.

2013 EQUITY INCENTIVE PLAN

As Amended and Restated March 26, 2015

ASHFORD HOSPITALITY PRIME, INC.

2013 EQUITY INCENTIVE PLAN

As Amended and Restated March 26, 2015

i

ii

ASHFORD HOSPITALITY PRIME, INC.
2013 EQUITY INCENTIVE PLAN
As Amended and Restated March 26, 2015

ARTICLE I
INTRODUCTION

        1.1    Purpose.    The Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan (the "Plan") is intended to promote the interests of Ashford Hospitality Prime, Inc., a Maryland corporation (the "Company"), and its stockholders by encouraging Employees, Consultants and Non-Employee Directors of the Company, the Advisor and each of their respective Affiliates (each term as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "Board") also contemplates that through the Plan, the Company, the Advisor and each of their respective Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan shall not constitute any "employee benefit plan" for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

        1.2    Shares Subject to the Plan.    The aggregate number of shares of Common Stock, $0.01 par value per share, of the Company ("Common Stock") that may be issued under the Plan shall not exceed 2,050,000 shares of outstanding Common Stock. In no event may the total number of shares of common stock subject to options or Stock Appreciation Rights (SARs) awarded to any eligible participant under the Plan during any single calendar year exceed 1,000,000. In no event may the total number of shares of common stock subject to full value awards, including performance awards or other stock-based awards, awarded to any eligible Participant during any single calendar year exceed 1,000,000.

        In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan, the individual share limits set forth above and in Section 3.8, the number, amount and type of common stock subject to awards under the Plan, and the grant, purchase or exercise price of outstanding Awards shall be ratably adjusted by the Committee (as defined below), whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise or payment of any Award granted under the Plan is reduced for any reason whatsoever or in the event any Award granted under the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards. Shares issued pursuant to the Plan (i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) shall be fully paid and nonassessable.

        1.3    Administration of the Plan.    The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be final, binding and conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

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        1.4    Amendment and Discontinuance of the Plan.    The Board may amend, suspend or terminate the Plan; provided, however, no amendment, suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such holder's rights with respect to such Award in any material respect; provided further, however, that any amendment which would constitute a "material revision" of the Plan (as that term is used in the rules of the New York Stock Exchange) shall be subject to stockholder approval.

        1.5    Granting of Awards.    The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it on the terms and conditions hereinafter set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider any factors that it may deem relevant.

        1.6    Term of Plan.    The Plan was originally effective as of November 5, 2013 (the "Effective Date"), the date of original approval of the Plan by the stockholders of the Company. This amendment and restatement of the Plan was approved by the Board on March 26, 2015, subject to approval of the Company's shareholders at its 2015 Annual Meeting of Shareholders (the "Amendment Date") The provisions of the Plan, as amended and restated, are applicable to all Awards granted on or after the Amendment Date. If not sooner terminated under the provisions of Section 1.4, the Plan shall terminate upon, and no further Awards shall be made, after the tenth anniversary of the Amendment Date.

        1.7    Leave of Absence.    If an employee of the Company, the Advisor or one of their respective Affiliates is on military, sick leave or other bona fide leave of absence, such person shall be considered an "Employee" for purposes of an outstanding Award during the period of such leave provided it does not exceed ninety (90) days, or, if longer, so long as the person's right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, such person shall be deemed to no longer be an "Employee" for purposes of an outstanding Award on the 91st day of such leave, unless the person's right to reemployment is guaranteed by statute or contract.

        1.8    Definitions.    As used in the Plan, the following terms shall have the meanings set forth below:

        "1934 Act" means the Securities Exchange Act of 1934, as amended.

        "Advisor" means Ashford Hospitality Advisors LLC, a Delaware limited liability company, together with any successors and assigns.

        "Affiliate" means (i) Remington, (ii) any entity in which the Company, the Advisor or Remington, directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (iii) any "parent corporation" of the Company, the Advisor or Remington (as defined in Section 424(e) of the Code), (iv) any "subsidiary corporation" of any such parent corporation (as defined in Section 424(f) of the Code) of the Company, the Advisor or Remington and (v) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company, the Advisor or Remington.

        "Awards" means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Performance Awards, or Other Stock-Based Awards.

        "Bonus Stock" is defined in Article V.

        "Cause" for termination of any Participant who is a party to an agreement of employment with or services to the Company or the Advisor shall mean termination for "Cause" as such term is defined in such agreement, the relevant portions of which are incorporated herein by reference. If such agreement does not define "Cause" or if a Participant is not a party to such an agreement, "Cause" means (i) the

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willful commission by a Participant of a criminal or other act that causes or is likely to cause substantial economic damage to the Company, the Advisor or one of their respective Affiliates or substantial injury to the business reputation of the Company, the Advisor or one of their respective Affiliates; (ii) the commission by a Participant of an act of fraud in the performance of such Participant's duties on behalf of the Company, the Advisor or one of their respective Affiliates; or (iii) the continuing willful failure of a Participant to perform the duties of such Participant to the Company, the Advisor or one of their respective Affiliates (other than such failure resulting from the Participant's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Committee. For purposes of the Plan, no act, or failure to act, on the Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company, the Advisor or one of their respective Affiliates, as the case may be.

        "Change of Control" shall be deemed to have occurred upon any of the following events:

            (i)  any "person" (as defined in Section 3(a)(9) of the 1934 Act, and as modified in Section 13(d) and 14(d) of the 1934 Act) other than (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) Remington, the Advisor or any of their respective Affiliates, (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the "beneficial owner" (as defined in Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Company representing 30% or more of the shares of voting stock of the Company then outstanding; provided, however, that an initial public offering of Common Stock shall not constitute a Change of Control;

           (ii)  the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other company, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

          (iii)  the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets, or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

          (iv)  individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

  Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be

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  imposed if the meaning of the term "Change of Control" met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term "Change of Control" herein shall mean, but only with respect to the income so affected, a transaction, circumstance or event that constitutes a "Change of Control" (as defined above) and that also constitutes a "change in control event" within the meaning of Treas. Reg. §1.409A-3(i)(5).

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

        "Committee" means the compensation committee appointed by the Board to administer the Plan or, if none, the Board; provided however, that with respect to any Award granted to a Covered Employee which is intended to be "performance-based compensation" as described in Section 162(m)(4)(C) of the Code, the Committee shall consist solely of two or more members of the Board, each of whom qualifies as both an "outside director" as described in Section 162(m)(4)(C)(i) of the Code and a "non-employee director" within the meaning of Section 16b-3 under the 1934 Act.

        "Consultant" means any individual, other than a Director or an Employee, who renders consulting or advisory services to the Company, the Advisor or any of their respective Affiliates.

        "Covered Employee" shall mean those employees of the Company who are "covered employees" as defined in Section 162(m)(3) of the Code.

        "Disability" means an inability to perform the Participant's material services for the Company, the Advisor or any of their respective Affiliates, as applicable, for a period of ninety (90) consecutive days or a total of one hundred eighty (180) days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Participant (or his guardian) and the Company do not agree on a physician, the Participant and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be binding on all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company, the Advisor or any of their respective affiliates shall conclusively establish the Participant's disability. If a Disability constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A, then, to the extent required to comply with Section 409A, the Participant must also be considered "disabled" within the meaning of Section 409A(a)(2)(C) of the Code.

        "Employee" means any employee of the Company, the Advisor or any of their respective Affiliates.

        "Employment" includes any period in which a Participant is an Employee or a paid Consultant to the Company, the Advisor or any of their respective Affiliates.

        "Fair Market Value" or "FMV Per Share". The Fair Market Value or FMV Per Share of the Common Stock shall be the closing price on the New York Stock Exchange or other national securities exchange or over-the-counter market, if applicable, for the date of the determination or, if no trade of the Common Stock shall have been reported for such date, the closing sales price quoted on such exchange for the most recent trade prior to the determination date. If shares of the Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization as of the determination date, the FMV Per Share shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

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        "Good Reason" means termination of employment by an Employee, termination of service by a Consultant or resignation from the Board of a Non-Employee Director under any of the following circumstances:

            (i)  if such Employee, Consultant or Non-Employee Director is a party to an agreement for employment with or service to the Company, the Advisor or any of their respective Affiliates, which agreement includes a definition of "Good Reason" for termination of employment with or service to the Company, the Advisor or any of their respective Affiliates, "Good Reason" shall have the same definition for purposes of the Plan as is set forth in such agreement, the relevant portions of which are incorporated herein by reference.

           (ii)  if such Employee, Consultant or Non-Employee Director is not a party to an agreement with the Company, the Advisor or any of their respective Affiliates that defines the term "Good Reason," such term shall mean termination of employment or service under any of the following circumstances, if the Company, the Advisor or any of their respective Affiliates, as applicable, fails to cure such circumstances within thirty (30) days after receipt of written notice from the Participant setting forth a description of such Good Reason:

            (a)   the removal from or failure to re-elect the Participant to the office or position in which he or she last served;

            (b)   any material diminishment, on a cumulative basis, of the Participant's overall duties, responsibilities, or status, including the assignment to the Participant of any duties, responsibilities, or reporting requirements materially inconsistent with his or her position with the Company, the Advisor or one of their respective Affiliates, as applicable;

            (c)   a material reduction by the Company, the Advisor or one of their respective Affiliates in the Participant's fees, compensation, or benefits that is not part of a reduction affecting all members of the management team or Board; or

            (d)   the requirement by the Company, the Advisor or one of their respective Affiliates that the principal place of business at which the Participant performs his or her duties be changed to a location more than fifty (50) miles from downtown Dallas, Texas.

        "Incentive Option" means any option which satisfies the requirements of Section 422 of the Code and is granted pursuant to Article III of the Plan.

        "Non-Employee Director" means persons who are members of the Board but who are neither Employees nor Consultants of the Company, the Advisor or any of their respective Affiliates.

        "Non-Qualified Option" shall mean an option not intended to satisfy the requirements of Section 422 of the Code and which is granted pursuant to Article II of the Plan.

        "Option" means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Option or a Non-Qualified Option, or both, as applicable.

        "Optionee" means a Participant who has received or will receive an Option.

        "Option Expiration Date" means the date determined by Committee which shall not be more than ten (10) years after the date of grant of an Option.

        "Other Stock-Based Award" means an award granted pursuant to Article IX of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment and/or settlement contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the value of Common Stock or the value of securities of or the performance of specified subsidiaries, including LTIP units in the Company's operating partnership.

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        "Outstanding Company Common Stock" means, as of any date of determination, the then outstanding shares of Common Stock of the Company.

        "Outstanding Company Voting Securities" means, as of any date of determination, the combined voting power of the then outstanding voting securities of the Company entitled to vote generally on the election of directors.

        "Participant" means any Employee, Consultant or Non-Employee Director granted an Award under the Plan.

        "Performance Award" means an Award granted pursuant to Article VIII of the Plan, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee.

        "Phantom Stock" means an Award of the right to receive cash equal to the Fair Market Value of a specified number of shares of Common Stock at the end of a specified deferral period which is granted pursuant to Article VI of the Plan.

        "Purchased Stock" is defined in Section 4.1.

        "Remington" means Remington Lodging & Hospitality LLC, a Delaware limited liability company, and its affiliates.

        "Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

        "Restricted Stock" shall mean any share of Common Stock, prior to the lapse of restrictions thereon, granted under Article VII of the Plan.

        "Stock Appreciation Rights" means an Award granted pursuant to Article VI of the Plan.

ARTICLE II
OPTIONS

        2.1    Grants.    The Committee may grant Options to purchase shares of Common Stock to any Employee, Consultant or Non-Employee Director of the Company according to the terms set forth below. Options which are intended to comply with Treasury Regulation Section 1.409A-1(b)(5)(i)(A) or any successor regulation, may be granted only to Employees, Consultants or Non-Employee Directors of the Company or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a "controlling interest" in another corporation or entity in the chain, starting with the Company and ending with the corporation or other entity for which such Employee, Consultant or Non-Employee Director performs services. For these purposes, "controlling interest" means (i) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock of such corporation entitled to vote or at least 50% of the total value of shares of all classes of stock of such corporation; (ii) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (iii) in the case of a sole proprietorship, ownership of the sole proprietorship; or (iv) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation Section 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate. The Committee may grant Options that are otherwise exempt from or compliant with Code Section 409A to any eligible Employee, Consultant or Non-Employee Director.

        2.2    Calculation of Exercise Price.    The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article II shall not be less than the FMV Per Share on the date of grant of such Option. The exercise price for each Option granted under Article II shall be subject to adjustment as provided in Section 2.3(d).

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        2.3    Terms and Conditions of Options.    Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:

          (a)    Option Period and Conditions and Limitations on Exercise.     No Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Option shall be exercisable at such time or times as the Committee in its discretion may determine at the time such Option is granted.

          (b)    Manner of Exercise.     In order to exercise an Option, the Participant entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding taxes. The payment of the exercise price for each Option shall either be (i) in cash or by check payable and acceptable to the Company, (ii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the Participant for more than six months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, (iii) subject to such conditions and requirements as the Committee may specify, at the written request of the Participant, by the Company's withholding from shares otherwise deliverable pursuant to the exercise of the Option shares of Common Stock having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iv) subject to such instructions as the Committee may specify, at the Participant's written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the Participant, provided that the Participant has irrevocably instructed such broker to remit directly to the Company on the Participant's behalf the full amount of the exercise price from the proceeds of such sale. In the event that the Participant elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the Participant owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the Participant (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such Participant shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

          (c)    Options not Transferable.     Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order and, during the lifetime of the Participant to whom any such Option is granted, and it shall be exercisable only by the Participant (or his or her guardian). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt. With respect to a specific Non-Qualified Option, the Participant (or his or her guardian) may transfer, for estate planning purposes, all or part of such Option to one or more immediate family members or related family trusts or partnerships or similar entities.

          (d)    Adjustment of Options.     In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation,

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  recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options granted, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to the Plan and each Participant's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company and all other interested persons.

          (e)    Listing and Registration of Shares.     Each Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

        2.4    Amendment.    The Committee may, without the consent of the Participant or Participants entitled to exercise any outstanding Option, amend, modify or terminate such Option; provided, however, such amendment, modification or termination shall not, without such Participant's consent, reduce or diminish the value of such Option determined as if the Option had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

        2.5    Acceleration of Vesting.    Subject to Section 10.10, any Option granted hereunder which is not otherwise vested shall vest (unless specifically provided to the contrary by the Committee in the document or instrument evidencing an Option granted hereunder) upon (i) termination or removal of an Employee, Consultant or Non-Employee Director without Cause or termination by or resignation of an Employee, Consultant or Non-Employee Director with Good Reason; (ii) termination, removal or resignation of an Employee, Consultant or Non-Employee Director for any reason within one (1) year from the effective date of the Change of Control; or (iii) death or Disability of the Participant.

        2.6    Other Provisions.

          (a)   A Participant entitled to exercise, or who has exercised, an Option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until he or she shall have become the holder of record of such shares.

          (b)   No Option granted hereunder shall be construed as limiting any right which the Company, the Advisor or any of their respective Affiliates may have to terminate at any time, with or without Cause, the employment or service of any Participant to whom such Option has been granted.

          (c)   Notwithstanding any provision of the Plan or the terms of any Option, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

        2.7    Option Repricing.    With stockholder approval only, the Committee, in its absolute discretion, may grant to holders of outstanding Options, in exchange for the surrender and cancellation of such Options, new Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

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ARTICLE III
INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Article III, all the provisions of Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this Article III.

        3.1    Eligibility.    Incentive Options may only be granted to Employees of the Company.

        3.2    Exercise Price.    The exercise price per Share shall not be less than one hundred percent (100%) of the FMV Per Share on the option grant date.

        3.3    Dollar Limitation.    The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Company, or any parent or subsidiary thereof) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

        3.4    10% Stockholder.    If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the FMV Per Share on the option grant date and the option term shall not exceed five (5) years measured from the option grant date.

        3.5    Options Not Transferable.    No Incentive Option granted hereunder shall be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by such Optionee.

        3.6    Compliance with Section 422 of the Code.    All Options that are intended to be Incentive Options shall be designated as such in the Option grant and in all respects shall be issued in compliance with Section 422 of the Code.

        3.7    Limitations on Exercise.    No Incentive Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

        3.8    Share Limitation.    The maximum number of shares of Common Stock with respect to which Incentive Options may be granted under the Plan is 2,050,000 shares of Common Stock.

ARTICLE IV
PURCHASED STOCK

        4.1    Eligible Persons.    The Committee shall have the authority to authorize the sale of shares of Common Stock ("Purchased Stock") to such Employees, Consultants and Non-Employee Directors of the Company, the Advisor or their respective Affiliates as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article IV. Each issuance and sale of Purchased Stock under this Plan shall be evidenced by an agreement which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.

        4.2    Purchase Price.    The price per share of Purchased Stock under this Plan shall be determined in the sole discretion of the Committee, and may be less than, but shall not be greater than the FMV Per Share at the time of purchase.

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        4.3    Payment of Purchase Price.    Payment of the purchase price for Purchased Stock under this Plan shall be made in full in cash or by check payable and acceptable to the Company.

ARTICLE V
BONUS STOCK

        The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to Employees, Consultants or Non-Employee Directors of the Company, the Advisor or any of their respective Affiliates. "Bonus Stock" shall be shares of Common Stock that are not subject to a Restricted Period under Article VII.

ARTICLE VI
STOCK APPRECIATION RIGHTS AND PHANTOM STOCK

        6.1    Stock Appreciation Rights.    The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants or Non-Employee Directors of the Company on the following terms and conditions. Stock Appreciation Rights which are intended to comply with Treasury Regulation Section 1.409A-1(b)(5)(i)(B) or any successor regulation, may be granted only to Employees, Consultants or Non-Employee Directors of the Company or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a "controlling interest" in another corporation or entity in the chain, starting with the Company and ending with the corporation or other entity for which such Employee, Consultant or Non-Employee Director performs services. For these purposes, "controlling interest" means (i) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock of such corporation entitled to vote or at least 50% of the total value of shares of all classes of stock of such corporation; (ii) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (iii) in the case of a sole proprietorship, ownership of the sole proprietorship; or (iv) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation Section 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate. The Committee may grant Stock Appreciation Rights that are otherwise exempt from or compliant with Code Section 409A to any eligible Employee, Consultant or Non-Employee Director.

          (a)    Right to Payment.     A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the FMV Per Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.

          (b)    Rights Related to Options.     A Stock Appreciation Right granted in connection with an Option shall entitle a Participant, upon exercise thereof, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Section 6.1(a). That Option shall then cease to be exercisable to the extent surrendered. A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable (other than by will or the laws of descent and distribution) except to the extent that the related Option is transferable.

          (c)    Right Without Option.     A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right.

          (d)    Terms.     The Committee shall determine at the date of grant the time or times at which, and the circumstances under which, a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. The grant price per each Stock Appreciation Right granted hereunder shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.

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          (e)    Stock Appreciation Right Repricing.     With stockholder approval only, the Committee, in its absolute discretion, may grant to holders of outstanding Stock Appreciation Rights, in exchange for the surrender and cancellation of such Stock Appreciation Rights, new Stock Appreciation Rights having grant prices lower (or higher with any required consent) than the grant price provided in the Stock Appreciation Rights so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

        6.2    Phantom Stock Awards.    The Committee is authorized to grant Phantom Stock to the Participants, which are rights to receive cash equal to the Fair Market Value of a specified number of shares of Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

          (a)    Award and Restrictions.     Satisfaction of Phantom Stock shall occur upon expiration of the deferral period specified for such Phantom Stock by the Committee or, if permitted by the Committee, as elected by the Participant. In addition, Phantom Stock shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine.

          (b)    Forfeiture.     Except as otherwise determined by the Committee or as may be set forth in any Award, employment or other agreement pertaining to awards of Phantom Stock, upon termination of employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock.

          (c)    Performance Goals.     To the extent the Committee determines that Phantom Stock granted pursuant to this Article VI shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of Phantom Stock shall, in the Committee's discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8.2.

ARTICLE VII
RESTRICTED STOCK

        7.1    Eligible Persons.    All Employees, Consultants and Non-Employee Directors shall be eligible for grants of Restricted Stock.

        7.2    Restricted Period and Vesting.

          (a)   Unless the Award specifically provides otherwise, Restricted Stock shall be subject to restrictions on transfer by the Participant and repurchase by the Company such that the Participant shall not be permitted to transfer such shares and the Company shall have the right to repurchase or recover such shares for the lesser of the FMV Per Share on the forfeiture day or the amount of cash paid therefor, if any, if the Participant shall terminate employment from or services to the Company, the Advisor or any of their respective Affiliates, as applicable, provided that such transfer and repurchase restrictions shall lapse with respect to 33.33% of such initial shares on the first anniversary of the date of grant and on each subsequent anniversary of the date of grant that the Participant shall remain continuously as an Employee, Non-Employee Director or Consultant

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  of the Company, the Advisor or any of their respective Affiliates, as applicable; subject to Section 7.2(b) below.

          (b)   Notwithstanding the foregoing and subject to Section 10.10, unless the Award specifically provides otherwise, all Restricted Stock not otherwise vested shall vest upon (i) termination or removal of an Employee, Consultant or Non-Employee Director without Cause; (ii) termination by or resignation of an Employee, Consultant or Non-Employee Director with Good Reason; (iii) termination, resignation or removal of an Employee, Consultant or Non-Employee Director for any reason within one (1) year from the effective date of a Change of Control; or (iv) death or Disability of the Participant.

          (c)   Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

  The shares represented by this certificate have been issued pursuant to the terms of the Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan and Grant of Restricted Stock dated                 , 20      and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such plan or grant.

ARTICLE VIII
PERFORMANCE AWARDS

        8.1    Eligible Persons.    All Employees, Consultants and Non-Employee Directors shall be eligible for grants of Performance Awards.

        8.2    Performance Awards.    The Committee may grant Performance Awards based on performance criteria measured over a period of not less than one year and not more than three (3) years. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8.3 in the case of a Performance Award granted to a Covered Employee. In no event shall grants in any single calendar year to any eligible Participant under this Plan of cash awards intended to qualify as Section 162(m) awards provide for payment of more than $20,000,000.

        8.3    Performance Goals.    The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 8.3.

          (a)    General.     The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. In the case of any Award granted to a Covered Employee which are intended to comply with Section 162(m) of the Code, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulation Section 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is "substantially uncertain" at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

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          (b)    Business Criteria.     One or more of the following business criteria for the Company, an a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Participant: (A) earnings per share; (B) increase in revenues; (C) increase in cash flow; (D) increase in cash flow return; (E) return on net assets; (F) return on assets; (G) return on investment; (H) return on capital; (I) return on equity; (J) economic value added; (K) gross margin; (L) net income; (M) pretax earnings; (N) pretax earnings before interest, depreciation and amortization; (O) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (P) operating income; (Q) total stockholder return; (R) debt reduction; and (S) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

          (c)    Performance Period; Timing for Establishing Performance Goals.     Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than one year and not more than three (3) years, as specified by the Committee. Performance goals in the case of any Award granted to a Participant shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

          (d)    Settlement of Performance Awards; Other Terms.     After the end of each performance period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a performance period. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award designed to comply with Section 162(m) of the Code. Subject to Treasury Regulation Section 1.162-27(e)(2)(v), the Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

          (e)    Written Determinations.     All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award, and the achievement of performance goals relating to Performance Awards shall be made in writing in the case of any Award granted to a Participant. The Committee may not delegate any responsibility relating to such Performance Awards.

ARTICLE IX
OTHER STOCK-BASED AWARDS

        The Committee is hereby authorized to grant to Employees, Non-Employee Directors and Consultants of the Company, the Advisor or any of their respective Affiliates Other Stock-Based Awards, which shall consist of a right which (i) is not an Award described in any other Article and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock), LTIP units in the Company's operating partnership, or cash as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

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ARTICLE X
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

        10.1    General.    Awards may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. Notwithstanding the foregoing, the Committee may amend any Award without the consent of the holder if the Committee deems it necessary to avoid adverse tax consequences to the holder under Section 409A of the Code. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have discretion to accelerate or waive any term or condition of an Award (i) if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code, or (ii) if the Award is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code and such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Maryland General Corporation Law, no consideration other than services may be required for the grant of any Award.

        10.2    Stand-Alone, Additional, Tandem, and Substitute Awards.    Subject to Section 2.7, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, the Advisor, any of their respective Affiliates, or any business entity to be acquired by the Company, the Advisor or any of their respective Affiliates, or any other right of a Participant to receive payment from the Company, the Advisor or any of their respective Affiliates. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company, the Advisor or any of their respective Affiliates.

        10.3    Term of Awards.    The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock or Restricted Stock shall be for such period as may be determined by the Committee; provided that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter terms as may be require in respect of an Incentive Stock Option under Section 422 of the Code).

        10.4    Form and Timing of Payment under Awards; Deferrals.    Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award, or settlement of an Award may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events; provided, however, that such discretion may not be exercised by the Committee if the exercise of such discretion would result in adverse tax consequences to the Participant under Section 409A of the Code. In the discretion of the Committee, Awards granted pursuant to Article VI or VIII of the Plan may be payable in shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 1.4 of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee; provided, however, that no

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deferral shall be required or permitted by the Committee if such deferral would result in adverse tax consequences to the Participant under Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company.

        10.5    Vested and Unvested Awards.    After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of (i) Restricted Stock, a certificate, without the legend set forth in Section 7.2(c), for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Participant, (ii) Phantom Stock, to the extent not paid in cash, a certificate for the number of shares equal to the number of shares of Phantom Stock earned, and (iii) Stock Appreciation Rights or Performance Awards, cash and/or a certificate for the number of shares equal in value to the number of Stock Appreciation Rights or amount of Performance Awards vested shall be delivered to the Participant. Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Options, shares of Restricted Stock, Phantom Stock, Stock Appreciation Rights, Performance Awards or Other Stock-Based Awards, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

        10.6    Exemptions from Section 16(b) Liability.    It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the 1934 Act shall be exempt from Section 16(b) of the 1934 Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the 1934 Act.

        10.7    Other Provisions.    No grant of any Award shall be construed as limiting any right which the Company, the Advisor or any of their respective Affiliates may have to terminate at any time, with or without cause, the employment of any person to whom such Award has been granted.

        10.8    Change of Control.    In the event of a Change of Control, the following provisions shall apply.

          (a)    General.     Unless otherwise provided in the Award, in connection with a Change of Control, the Board shall have the authority in its sole discretion to take any one or more of the following actions with respect to the Awards:

              (i)  the Board may cause the acquirer to assume the Plan and the Awards or exchange the Awards for awards for the acquirer's stock;

             (ii)  the Board may terminate the Plan;

            (iii)  the Board may terminate and cancel all outstanding unvested or unexercised Awards as of the date of the Change of Control on such terms and conditions as it deems appropriate;

            (iv)  in the event that the acquirer refuses to assume the Plan and the Awards or exchange the Awards for awards for the acquirer's stock, the Board may accelerate vesting of all Awards and, with respect to Options and Stock Appreciation Rights, the time at which all Options and Stock Appreciation Rights then outstanding may be exercised or paid so that all Awards may be fully vested and exercised or paid in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all

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    unexercised Awards, if any, and all rights of the Participants thereunder shall terminate, or the Board or the Committee may accelerate vesting or payment and the time at which such Awards may be exercised or paid so that such Awards may be exercised or paid in full for their then remaining term; and

             (v)  in the event that the acquirer refuses to assume the Plan and the Awards or exchange the Awards for awards for the acquirer's stock, the Board may waive, alter and/or amend the performance goals and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and the Restricted Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Board.

          Notwithstanding the above provisions of this Section 10.8(a), the Board shall not be required to take any action described in the preceding provisions of this Section 10.8(a), and any decision made by the Board, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 10.8(a) shall be final, binding and conclusive with respect to the Company and all other interested persons.

          (b)    Right to Cash-Out.     In the event that the acquirer refuses to assume the Plan and the Awards or exchange the Awards for awards for the acquirer's stock, the Board shall, in connection with a Change of Control, have the right to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value (as defined below) of the Awards. Such right shall be exercised by written notice to all affected Participants. The amount payable to each Participant by the Company shall be in cash or by certified check paid within five (5) days following the transfer and delivery of such Award (but in no event later than fifty (50) days following the date of the Change of Control) and shall be reduced by any taxes required to be withheld. "Cash Value" of an Award means the sum of (i) in the case of any Award which is not an Option or an Award of Restricted Stock, the value of all benefits to which the Participant would be entitled as if the Award were vested and settled or exercised and (ii) (A) in the case of any Award that is an Option, the excess of the FMV Per Share over the exercise price or (B) in the case of an Award of Restricted Stock, the FMV Per Share of Restricted Stock, multiplied by the number of shares subject to such Award, all as determined by the Board as of the date of the Change of Control or such other date as may be determined by the Board.

        10.9    Ownership Limit.    Notwithstanding any provision of the Plan or the terms of any Awards, the Company shall not be required to, and shall not, issue any Awards hereunder if such issuance would cause the Company to violate the Ownership Limits set forth in its Articles of Amendment and Restatement. As used herein and in the Company's Articles of Amendment and Restatement, the term "Ownership Limit" means (i) with respect to any class or series shares of Common Stock, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of Common Stock of the Company and (ii) with respect to any class or series of shares of preferred stock or other stock, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of preferred stock or other stock of the Company.

        10.10    Minimum Vesting.     Notwithstanding anything to the contrary contained herein, no Option, Purchased Stock, Bonus Stock, Stock Appreciation Right, Phantom Stock, Restricted Stock, or Other Stock-Based Award that vests based on continued employment or the passage of time shall vest in less than one year from the date the Award is made, other than upon the death or Disability of the Participant or in the case of termination without cause or for good reason, or a termination following a Change of Control, in each case as specified in the document or instrument evidencing the Award granted hereunder. The performance period for any such Award that vests based in whole or in part on

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performance shall be at least one year. Notwithstanding the foregoing, up to five percent (5%) of the shares authorized under the Plan and any shares issued pursuant to an Award granted to a Non-Employee Director may be issued pursuant to the vesting of Awards over less than a one-year period.

ARTICLE XI
WITHHOLDING FOR TAXES

        Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

        Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or exercise.

ARTICLE XII
MISCELLANEOUS

        12.1    No Rights to Awards.    No Participant or other person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

        12.2    No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company, the Advisor or any of their respective Affiliates. Further, the Company, the Advisor or any of their respective Affiliates may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award agreement.

        12.3    Governing Law.    The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Maryland, without regard to any principles of conflicts of law.

        12.4    Severability.    If any provision of the Plan or any Award is, becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

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        12.5    Other Laws.    The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law.

        12.6    Stockholder Agreements.    The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders' agreement in such form as approved from time to time by the Board.

        12.7    No Guarantee of Tax Consequences.    Each Participant shall be solely responsible for and liable for any tax consequences (including but not limited to any interest or penalties) as a result of his or her participation in the Plan. None of the Board, the Company or the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder and assumes no liability whatsoever for the tax consequences to the Participants.

        12.8    Compliance with Section 409A of the Code.    Certain items of compensation paid pursuant to this Plan are or may be subject to Section 409A of the Code. In such instances, this Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. Subject to any other restrictions or limitations contained herein, in the event that a "specified employee" (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a "separation from service" (as defined under Section 409A of the Code), such payment shall not occur until the date that is six months plus one day from the date of such "separation from service." In the event that a Participant becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a termination of employment, such termination of employment must also constitute a "separation from service" (as defined under Section 409A of the Code).

        12.9    Claw-back Policy.    All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, the Advisor or any Affiliate, as applicable, including, without limitation, any claw-back policy adopted to comply with the requirements of any federal or state laws and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award agreement.

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Appendix B

Set forth below is text of the Company's Articles of Amendment and Restatement proposed to be amended by Proposal 4. Proposed deletions are indicated by strike outs.

Proposed Amendments to Article VII, Section 6:

        ~~Section 6. Vacancies.    The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Capital Stock and subject to Section 8 of this Article VII, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies. No decrease in the number of directors shall shorten the term of any incumbent director.~~

Appendix C

Set forth below is text of the Company's Amended and Restated Bylaws proposed to be amended by Proposal 5. Proposed additions are indicated by underlining and deletions are indicated by strike-outs.

Proposed Amendments to Article I, Section 11:

        Section 11.    Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.

          (a)    Annual Meetings of Stockholders.

            (1)   Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who: ~~was a stockholder of record~~ (a) has beneficially owned at least 1% of the outstanding shares of common stock of the Corporation (the "Required Shares") continuously for at least one year both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and through and including ~~at~~ the time of the annual meeting (including any adjournment or postponement thereof), (b) who is a stockholder of record of the Corporation both at the time of giving of notice as provided for in this Section 11(a) and as of the time of the annual meeting (including any adjournment or postponement thereof), and (c) is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

            (2)   For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article I) for the preceding year's annual meeting (for purposes of the notice requirement of this paragraph for the Corporation's 2014 annual meeting, it shall be assumed that notice of the preceding year's annual meeting was mailed on April 12, 2013); provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The postponement or adjournment of an annual meeting, or the public announcement thereof, shall not commence a new time period for the giving of a stockholder's notice as described above.

            (3)   Such stockholder's notice shall set forth:

                (i)  as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a "Proposed Nominee"), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be

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      required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

               (ii)  as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder's reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

              (iii)  as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person:

                (A)  the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the "Company Securities"), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, ~~and~~ any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person and a representation that such stockholder intends to maintain qualifying ownership of the Required Shares through the date of the annual meeting (including any adjournment or postponement thereof) to which the notice relates,

                (B)  the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

                (C)  whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit from changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person's economic interest in the Company Securities, and

                (D)  any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

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              (iv)  as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee:

                (A)  the name and address of such stockholder, as they appear on the Corporation's stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

                (B)  the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

               (v)  the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder's notice; and

              (vi)  to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice.

            (4)   Such stockholder's notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

            (5)   Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article I) for the preceding year's annual meeting, a stockholder's notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

            (6)   For purposes of this Section 11, "Stockholder Associated Person" of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

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          (b)    Special Meetings of Stockholders.     Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3(a) of this Article I for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

          (c)    General.

            (1)   If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

            (2)   Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

            (3)   For purposes of this Section 11, "the date of the proxy statement" shall have the same meaning as "the date of the company's proxy statement released to shareholders" as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. "Public announcement" shall mean disclosure

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    (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

            (4)   Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal properly brought pursuant to this Section 11 in, or the right of the Corporation to omit a proposal not properly brought pursuant to this Section 11 and Rule 14a-8 (or any successor provision) under the Exchange Act ("Rule 14a-8") from, the Corporation's proxy statement pursuant to Rule 14a-8 ~~(or any successor provision) under the Exchange Act~~. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

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ASHFORD HOSPITALITY PRIME, INC.

ATTN: MR. DAVID A. BROOKS, SECRETARY

14185  DALLAS PARKWAY

SUITE 1100

DALLAS, TX 75254

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting  date.  Have your proxy card in hand  when  you access the web site and follow the instructions  to obtain  your records and to create  an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials,  you can  consent to receiving  all  future proxy statements, proxy cards and  annual  reports  electronically via e-mail or the  Internet.  To sign up for electronic delivery, please follow the instructions  above  to vote using the Internet and, when prompted,  indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone   telephone   to transmit  your voting instructions  up until 11:59  p.m.  Eastern  Time  the  day before  the  cut-off  date  or meeting  date. Have your proxy card in hand when you call and then  follow the instructions.

VOTE BY MAIL

Mark,  sign  and  date  your  proxy card  and  return  it in the  postage-paid envelope  we have provided or return  it to Vote Processing, c/o Broadridge, 51 Mercedes  Way, Edgewood,  NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M88394-P62469	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASHFORD HOSPITALITY PRIME, INC.		For Withhold		For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors unanimously recommends you vote FOR the following		All	All	Except
1. Election of Directors
Nominees:		☐	☐	☐
01) Monty J. Bennett
02) Douglas A. Kessler	05) W. Michael Murphy
03) Stefani D. Carter	06) Matthew D. Rinaldi
04) Curtis B. McWilliams	07) Andrew L. Strong

The Board of Directors unanimously recommends you vote FOR the following proposals:						For	Against	Abstain

2. To ratify the appointment of Ernst & Young LLP, a national public accounting firm, as our independent auditors for the fiscal year ending December 31, 2015						☐	☐	☐

3.       To approve an amendment and restatement of the Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan, which will, among other things, increase the number of shares of common stock reserved for issuance under the plan from 850,000 shares to 2,050,000 shares

						☐	☐	☐

4.       To approve an amendment to Ashford Hospitality Prime, Inc.’s Articles of Amendment and Restatement to remove Article VII, Section 6 thereof, which will permit both the directors and the stockholders to fill a vacancy on our board of directors

						☐	☐	☐

5.       To approve an amendment to Ashford Hospitality Prime, Inc.’s Amended and Restated Bylaws to require that only stockholders that have owned at least 1% of the outstanding common stock of the Company continuously for at least one year may nominate director candidates and propose other business to be considered by the Company’s stockholders at an annual meeting of stockholders

						☐	☐	☐

NOTE: To transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership  name by authorized  officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important  Notice  Regarding  the Availability  of Proxy Materials  for the Annual  Meeting:

The Notice and Proxy Statement  and the 2015 Annual Report are available at www.proxyvote.com.

M88395-P62469

ASHFORD HOSPITALITY PRIME, INC.

ANNUAL MEETING OF STOCKHOLDERS - MAY 12, 2015

This Proxy is solicited  by the Board of Directors  of the Company

The undersigned, having received notice of the 2015 Annual Meeting and management’s Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Mr. David A. Brooks and Mr. Deric S. Eubanks (with full power of substitution), as proxies of the undersigned to attend the 2015 Annual Meeting of Stockholders of Ashford Hospitality Prime, Inc. (the “Company”) to be held on Tuesday, May 12, 2015 at 9:30 a.m., Central time, at the Dallas Marriott Suites Medical/Market Center, 2493 North Stemmons Freeway, Dallas, Texas 75207, and any adjourned sessions thereof, and there to vote and act upon the matters listed on the reverse side in respect to all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5 AND IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2015 ANNUAL MEETING AND ANY ADJOURNED SESSIONS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE